UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811- 09805

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 3

(This Form N-CSR relates solely to the Registrant’s PGIM Real Assets Fund and PGIM Wadhwani Systematic Absolute Return Fund (each a “Fund” and collectively the “Funds”))

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2023

Date of reporting period:	10/31/2023

Item 1 – Reports to Stockholders

PGIM REAL ASSETS FUND

ANNUAL REPORT

OCTOBER 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report presents the consolidated results of the PGIM Real Assets Fund and the PGIM Real Assets Subsidiary, Ltd.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company, member SIPC. PGIM Quantitative Solutions LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), is a registered investment adviser. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Real Assets Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Early in the period, stocks began a rally that eventually ended a bear market and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. However, stocks declined late in the period when the Fed signaled that rates may remain elevated longer than investors had expected. For the entire period, large-cap US stocks and equities in international markets posted gains, while small-cap US stocks declined.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Real Assets Fund

December 15, 2023

PGIM Real Assets Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/23
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-7.58	4.08	1.80	—

(without sales charges)	-2.20	5.26	2.38	—

Class C

(with sales charges)	-3.83	4.51	1.63	—

(without sales charges)	-2.93	4.51	1.63	—

Class Z

(without sales charges)	-1.90	5.63	2.69	—

Class R6

(without sales charges)	-1.85	5.74	N/A	2.59 (1/23/2015)

Customized Blend Index

	-2.81	3.45	1.44	—

Bloomberg US TIPS Index

	-0.72	2.27	1.61	—

Average Annual Total Returns as of 10/31/23 Since Inception (%)

Class R6 (1/23/2015)

Customized Blend Index	1.72

Bloomberg US TIPS Index	1.37

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Customized Blend Index and the Bloomberg US TIPS Index, by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2013) and the account values at the end of the current fiscal year (October 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Real Assets Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

Customized Blend Index—The Customized Blend Index (Customized Blend) is a model portfolio consisting of the Bloomberg Commodity Index (33.3%), Morgan Stanley Capital International (MSCI) World Real Estate Net Dividend Index (33.3%), and Bloomberg US TIPS Index (33.3%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Bloomberg Commodity Index is made up of 23 exchange traded futures on physical commodities, representing 21 commodities which are weighted to account for economic significance and market liquidity. The MSCI World Real Estate Net Dividend Index is a sub-index of the MSCI World Index and represents only securities in the GICS Real Estate Industry Group. The Net Dividend version of the MSCI World Real Estate Index reflects the impact of the maximum withholding taxes on reinvested dividends.

Bloomberg US TIPS Index—The Bloomberg US Treasury Inflation-Protected Securities Index (TIPS Index) is an unmanaged index that consists of inflation-protected securities issued by the US Treasury.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/23

Top Largest Holdings	Asset Class	% of Net Assets

PGIM TIPS Fund	Fixed Income	25.7%

PGIM Quant Solutions Commodity Strategies Fund	Fixed Income	19.5%

PGIM Select Real Estate Fund	Domestic Equity	15.8%

PGIM Jennison MLP Fund	Domestic Equity	13.3%

PGIM Jennison Global Infrastructure Fund	International Equity	9.2%

PGIM Jennison Natural Resources Fund	Domestic Equity	7.8%

PGIM Global Real Estate Fund	International Equity	5.9%

iShares Gold Trust	Unaffiliated Exchange-Traded Funds	1.6%

Holdings reflect only long-term investments and are subject to change.

PGIM Real Assets Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Real Assets Fund’s Class Z shares returned –1.90% in the 12-month reporting period that ended October 31, 2023, underperforming the –0.72% return of the Bloomberg US TIPS Index and outperforming the –2.81% return of the Custom Blend Index (the Index). The Customized Blend Index is a model portfolio consisting of the Bloomberg Commodity Index (33.3%), the Morgan Stanley Capital International World Real Estate Net Dividend Index (33.3%), and the Bloomberg US TIPS Index (33.3%).

What were the market conditions?

●	Following a difficult 2022, risk assets rallied for much of the reporting period, led by large-cap US equities.

●

Inflation continued to moderate throughout the period, and despite a small uptick in the latest quarter, global central banks paused their hiking cycles to gauge the full effect of previous rate increases.

●

The US economy posted stronger-than-expected growth throughout the period, due to strong consumption and a bottoming of the housing market, which saw green shoots despite historically high mortgage rates.

●	Despite the downtrend in inflation, economic strength kept the US Federal Reserve (Fed) wary, and Fed officials signaled that they were in no hurry to cut interest rates.

●	Longer-term US Treasury rates increased significantly over the period, keeping fixed income returns muted. Credit spreads stayed flat, reflecting the strength seen in equity markets.

●	Commodities and related real asset markets struggled over the period, as the combination of softening global growth and higher interest rates weighed on commodity prices.

What worked?

●	Relative to the Index, the Fund was significantly underweight global real estate investment trusts (REITs), an asset class that posted large negative returns for the reporting period.

●	Tactically, off-Index exposure to Master Limited Partnerships (MLPs) and gold benefited the Fund, given the sizeable outperformance of both asset classes relative to the Index.

●	Tactical exposure to cash added value, given the rise in short-term rates due to Fed tightening.

●	Among underlying funds, the PGIM Global Real Estate Fund and PGIM Select Real Estate Fund outperformed their respective benchmarks by sizeable margins—a tailwind for performance.

What didn’t work?

●	The Fund was underweight Treasury Inflation-Protected Securities (TIPS), the best-performing asset class in the Index during the reporting period.

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●

Among underlying funds, the PGIM Jennison MLP Fund, PGIM Jennison Natural Resource Fund, and PGIM Jennison Global Infrastructure Fund all lagged their respective benchmarks, detracting from relative performance.

Did the Fund use derivatives?

●

The Fund did not use any derivative instruments at the Fund level. However, the underlying funds may invest in derivatives. For example, the underlying funds with the PGIM Quantitative Solutions Gold asset class and the PGIM Quantitative Solutions Commodity asset class use futures in obtaining exposure to various commodity markets.

●

The PGIM Quantitative Solutions Commodity asset class closely tracks the Bloomberg Commodity Index, a diversified benchmark for the commodity futures markets composed of futures contracts on 23 physical commodities. This asset class exhibits a performance profile similar to this Index and is composed entirely of near-dated futures contracts. Derivatives are core holdings of this asset class and are not an off-Index position. There is no additional impact from holding derivatives beyond the core investment mandate.

●

The PGIM Quantitative Solutions Gold asset class closely tracks the price of gold and may opportunistically invest in other precious metals. Similar to the broader commodity investment complex, this is achieved by purchasing futures contracts for primarily one physical commodity—gold. Historically, this asset class has also purchased silver futures contracts. There is no additional impact from holding derivatives beyond tracking the gold and other precious metals’ near-dated futures prices.

Current outlook

●

Global economic activity remained resilient through the reporting period, despite considerable monetary tightening by global central banks over the past 18 months, with the most likely economic outcome being one of modest US growth heading into 2024 and a lower risk of recession in the near term.

●	The third quarter of 2023 also likely marked the trough in the earnings cycle, as growth expectations for future quarters turn positive, moving past the negativity of the second quarter.

●

However, higher valuations of US equities may have already priced in an optimistic scenario, so it is difficult to see much further upside without a meaningful rotation away from the mega-cap growth stocks that largely fueled returns during the period.

●	The Fed may be ending its interest rate hike cycle, which may prove supportive of bonds and other interest-rate-sensitive markets that present attractive valuations, such as REITs.

●

Commodities remain attractive as an inexpensive inflation hedge, while tight energy markets lend additional support to commodity returns. Although secular forces support rising commodity prices, they are at risk in the event of a global recession.

PGIM Real Assets Fund    9

Strategy and Performance Overview* (continued)

●	Given this environment, PGIM Quantitative Solutions believes that the outlook for real assets remains supportive.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Real Assets Fund    11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Real Assets Fund		Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 959.70	1.30%	$ 6.42

	Hypothetical	$1,000.00	$1,018.65	1.30%	$ 6.61

Class C	Actual	$1,000.00	$ 955.90	2.01%	$ 9.91

	Hypothetical	$1,000.00	$1,015.07	2.01%	$10.21

Class Z	Actual	$1,000.00	$ 960.30	0.96%	$ 4.74

	Hypothetical	$1,000.00	$1,020.37	0.96%	$ 4.89

Class R6	Actual	$1,000.00	$ 960.90	0.86%	$ 4.25

	Hypothetical	$1,000.00	$1,020.87	0.86%	$ 4.38

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Consolidated Schedule of Investments

as of October 31, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 98.8%

AFFILIATED MUTUAL FUNDS 97.2%
Domestic Equity — 36.9%
PGIM Jennison MLP Fund	1,888,456	$13,559,114
PGIM Jennison Natural Resources Fund	149,674	8,013,560
PGIM Select Real Estate Fund	1,552,463	16,145,615

		37,718,289

Fixed Income — 45.2%
PGIM Quant Solutions Commodity Strategies Fund	2,768,777	19,879,817
PGIM TIPS Fund	3,247,000	26,235,756

		46,115,573

International Equity — 15.1%
PGIM Global Real Estate Fund	370,159	6,000,280
PGIM Jennison Global Infrastructure Fund	698,926	9,442,489

		15,442,769

TOTAL AFFILIATED MUTUAL FUNDS (cost $98,700,452)(wa)		99,276,631

UNAFFILIATED EXCHANGE-TRADED FUND 1.6%
iShares Gold Trust* (cost $1,450,477)(bb)	44,420	1,669,748

TOTAL LONG-TERM INVESTMENTS (cost $100,150,929)		100,946,379

SHORT-TERM INVESTMENT 1.4%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $1,455,578)(bb)(wa)	1,455,578	1,455,578

TOTAL INVESTMENTS 100.2% (cost $101,606,507)		102,401,957
Liabilities in excess of other assets (0.2)%		(214,351)

NET ASSETS 100.0%		$102,187,606

Below is a list of the abbreviation(s) used in the annual report:

ETF—Exchange-Traded Fund

MLP—Master Limited Partnership

OTC—Over-the-counter

SOFR—Secured Overnight Financing Rate

TIPS—Treasury Inflation-Protected Securities

*	Non-income producing security.
(bb)	Represents security, or a portion thereof, held in the Cayman Subsidiary.

See Notes to Consolidated Financial Statements.

PGIM Real Assets Fund    13

Consolidated Schedule of Investments (continued)

as of October 31, 2023

(wa)	Represents investments in Funds affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Affiliated Mutual Funds
Domestic Equity	$37,718,289	$—	$—
Fixed Income	46,115,573	—	—
International Equity	15,442,769	—	—
Unaffiliated Exchange-Traded Fund	1,669,748	—	—
Short-Term Investment
Affiliated Mutual Fund	1,455,578	—	—

Total	$102,401,957	$—	$—

Fund Composition:

The fund composition of investments (excluding derivatives) and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2023 were as follows:

Fixed Income	45.2%
Domestic Equity	36.9
International Equity	15.1
Unaffiliated Exchange-Traded Fund	1.6
Short Term	1.4

100.2
Liabilities in excess of other assets	(0.2)

100.0%

See Notes to Consolidated Financial Statements.

14

Consolidated Statement of Assets and Liabilities

as of October 31, 2023

Assets

Investments at value:
Unaffiliated investments (cost $1,450,477)	$1,669,748
Affiliated investments (cost $100,156,030)	100,732,209
Receivable for Fund shares sold	102,009
Due from Manager	619
Prepaid expenses	1,281

Total Assets	102,505,866

Liabilities

Payable for Fund shares purchased	204,529
Audit fee payable	55,120
Custodian and accounting fee payable	14,295
Accrued expenses and other liabilities	14,158
Transfer agent fee payable	8,753
Shareholders’ reports fee payable	8,604
Professional fees payable	6,501
Distribution fee payable	3,239
Affiliated transfer agent fee payable	1,733
Trustees’ fees payable	1,103
Dividends payable	225

Total Liabilities	318,260

Net Assets	$102,187,606

Net assets were comprised of:
Shares of beneficial interest, at par	$11,906
Paid-in capital in excess of par	132,170,822
Total distributable earnings (loss)	(29,995,122)

Net assets, October 31, 2023	$102,187,606

See Notes to Consolidated Financial Statements.

PGIM Real Assets Fund    15

Consolidated Statement of Assets and Liabilities

as of October 31, 2023

Class A

Net asset value and redemption price per share, ($7,857,607 ÷ 917,049 shares of beneficial interest issued and outstanding)	$8.57
Maximum sales charge (5.50% of offering price)	0.50

Maximum offering price to public	$9.07

Class C

Net asset value, offering price and redemption price per share, ($1,689,126 ÷ 199,183 shares of beneficial interest issued and outstanding)	$8.48

Class Z

Net asset value, offering price and redemption price per share, ($40,429,444 ÷ 4,706,016 shares of beneficial interest issued and outstanding)	$8.59

Class R6

Net asset value, offering price and redemption price per share, ($52,211,429 ÷ 6,084,241 shares of beneficial interest issued and outstanding)	$8.58

See Notes to Consolidated Financial Statements.

16

Consolidated Statement of Operations

Year Ended October 31, 2023

Net Investment Income (Loss)
Affiliated dividend income	$12,834,089

Expenses
Management fee	828,078
Distribution fee(a)	51,042
Transfer agent’s fees and expenses (including affiliated expense of $10,366)(a)	110,241
Custodian and accounting fees	88,374
Professional fees	62,592
Audit fee	55,120
Shareholders’ reports	36,171
Registration fees(a)	31,334
Trustees’ fees	11,567
SEC registration fees	6,430
Miscellaneous	32,475

Total expenses	1,313,424
Less: Fee waiver and/or expense reimbursement(a)	(928,157)
Distribution fee waiver(a)	(4,570)

Net expenses	380,697

Net investment income (loss)	12,453,392

Realized And Unrealized Gain (Loss) On Investments

Net realized gain (loss) on investment transactions (including affiliated of $(12,689,469))	(12,636,087)
Affiliated net capital gain distributions received	308,036

(12,328,051)

Net change in unrealized appreciation (depreciation) on investments (including affiliated of $(2,215,365))	(1,473,700)

Net gain (loss) on investment transactions	(13,801,751)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(1,348,359)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	27,420	23,622	—	—
Transfer agent’s fees and expenses	16,834	3,718	88,752	937
Registration fees	6,448	5,247	13,878	5,761
Fee waiver and/or expense reimbursement	(68,790)	(21,281)	(449,952)	(388,134)
Distribution fee waiver	(4,570)	—	—	—

See Notes to Consolidated Financial Statements.

PGIM Real Assets Fund    17

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$12,453,392	$12,361,730
Net realized gain (loss) on investment transactions	(12,636,087)	(5,146,563)
Affiliated net capital gain distributions received	308,036	3,355,708
Net change in unrealized appreciation (depreciation) on investments	(1,473,700)	(22,561,345)

Net increase (decrease) in net assets resulting from operations	(1,348,359)	(11,990,470)

Dividends and Distributions
Distributions from distributable earnings
Class A	(803,685)	(901,285)
Class C	(207,589)	(85,421)
Class Z	(6,477,820)	(7,494,153)
Class R6	(4,810,538)	(6,178,597)

	(12,299,632)	(14,659,456)

Tax return of capital distributions
Class A	—	(19,829)
Class C	—	(1,879)
Class Z	—	(164,878)
Class R6	—	(135,935)

	—	(322,521)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	37,374,114	153,193,402
Net asset value of shares issued in reinvestment of dividends and distributions	12,296,323	14,980,895
Cost of shares purchased	(88,887,571)	(102,433,411)

Net increase (decrease) in net assets from Fund share transactions	(39,217,134)	65,740,886

Total increase (decrease)	(52,865,125)	38,768,439

Net Assets:

Beginning of year	155,052,731	116,284,292

End of year	$102,187,606	$155,052,731

See Notes to Consolidated Financial Statements.

18

Consolidated Financial Highlights

Class A Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.53	$11.31	$9.37	$9.74	$8.98
Income (loss) from investment operations:
Net investment income (loss)	0.81	0.84	0.10	0.11	0.13
Net realized and unrealized gain (loss) on investment transactions	(0.99)	(1.29)	2.37	(0.26)	0.81
Total from investment operations	(0.18)	(0.45)	2.47	(0.15)	0.94
Less Dividends and Distributions:
Dividends from net investment income	(0.78)	(1.27)	(0.28)	(0.16)	(0.18)
Tax return of capital distributions	-	(0.02)	-	-	-
Distributions from net realized gains	-	(0.04)	(0.25)	(0.06)	-
Total dividends and distributions	(0.78)	(1.33)	(0.53)	(0.22)	(0.18)
Net asset value, end of year	$8.57	$9.53	$11.31	$9.37	$9.74
Total Return(b):	(2.20)%	(4.47)%	27.18%	(1.61)%	10.55%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,858	$10,171	$7,448	$4,694	$4,719
Average net assets (000)	$9,140	$9,249	$6,059	$4,479	$5,438
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.60%	0.54%	0.53%	0.86%	0.85%
Expenses before waivers and/or expense reimbursement	1.40%	1.44%	1.44%	2.12%	1.57%
Net investment income (loss)	8.95%	8.17%	0.92%	1.14%	1.43%
Portfolio turnover rate(d)	42%	43%	30%	96%	60%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Real Assets Fund    19

Consolidated Financial Highlights (continued)

Class C Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.44	$11.22	$9.30	$9.68	$8.93
Income (loss) from investment operations:
Net investment income (loss)	0.75	0.35	0.01	0.04	0.07
Net realized and unrealized gain (loss) on investment transactions	(1.00)	(0.88)	2.37	(0.25)	0.79
Total from investment operations	(0.25)	(0.53)	2.38	(0.21)	0.86
Less Dividends and Distributions:
Dividends from net investment income	(0.71)	(1.19)	(0.21)	(0.11)	(0.11)
Tax return of capital distributions	-	(0.02)	-	-	-
Distributions from net realized gains	-	(0.04)	(0.25)	(0.06)	-
Total dividends and distributions	(0.71)	(1.25)	(0.46)	(0.17)	(0.11)
Net asset value, end of year	$8.48	$9.44	$11.22	$9.30	$9.68
Total Return(b):	(2.93)%	(5.22)%	26.32%	(2.26)%	9.75%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,689	$2,874	$613	$1,163	$1,486
Average net assets (000)	$2,362	$1,893	$789	$1,340	$1,620
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.33%	1.29%	1.29%	1.58%	1.56%
Expenses before waivers and/or expense reimbursement	2.23%	2.68%	2.64%	3.40%	2.45%
Net investment income (loss)	8.29%	3.44%	0.11%	0.41%	0.72%
Portfolio turnover rate(d)	42%	43%	30%	96%	60%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

20

Class Z Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.55	$11.34	$9.39	$9.75	$8.99
Income (loss) from investment operations:
Net investment income (loss)	0.93	0.84	0.13	0.15	0.16
Net realized and unrealized gain (loss) on investment transactions	(1.08)	(1.27)	2.38	(0.26)	0.81
Total from investment operations	(0.15)	(0.43)	2.51	(0.11)	0.97
Less Dividends and Distributions:
Dividends from net investment income	(0.81)	(1.30)	(0.31)	(0.19)	(0.21)
Tax return of capital distributions	-	(0.02)	-	-	-
Distributions from net realized gains	-	(0.04)	(0.25)	(0.06)	-
Total dividends and distributions	(0.81)	(1.36)	(0.56)	(0.25)	(0.21)
Net asset value, end of year	$8.59	$9.55	$11.34	$9.39	$9.75
Total Return(b):	(1.90)%	(4.27)%	27.70%	(1.18)%	10.94%

Ratios/Supplemental Data:
Net assets, end of year (000)	$40,429	$85,298	$58,290	$56,307	$64,495
Average net assets (000)	$64,667	$77,910	$57,988	$58,559	$67,444
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.31%	0.25%	0.19%	0.50%	0.49%
Expenses before waivers and/or expense reimbursement	1.01%	0.96%	0.95%	1.11%	1.07%
Net investment income (loss)	10.15%	8.14%	1.23%	1.58%	1.76%
Portfolio turnover rate(d)	42%	43%	30%	96%	60%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Real Assets Fund    21

Consolidated Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.55	$11.33	$9.38	$9.75	$8.98
Income (loss) from investment operations:
Net investment income (loss)	0.79	0.96	0.14	0.13	0.17
Net realized and unrealized gain (loss) on investment transactions	(0.94)	(1.37)	2.38	(0.24)	0.82
Total from investment operations	(0.15)	(0.41)	2.52	(0.11)	0.99
Less Dividends and Distributions:
Dividends from net investment income	(0.82)	(1.31)	(0.32)	(0.20)	(0.22)
Tax return of capital distributions	-	(0.02)	-	-	-
Distributions from net realized gains	-	(0.04)	(0.25)	(0.06)	-
Total dividends and distributions	(0.82)	(1.37)	(0.57)	(0.26)	(0.22)
Net asset value, end of year	$8.58	$9.55	$11.33	$9.38	$9.75
Total Return(b):	(1.85)%	(4.06)%	27.78%	(1.18)%	11.15%

Ratios/Supplemental Data:
Net assets, end of year (000)	$52,211	$56,708	$49,933	$30,370	$27,530
Average net assets (000)	$55,815	$56,304	$40,677	$28,578	$42,776
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.17%	0.12%	0.11%	0.41%	0.40%
Expenses before waivers and/or expense reimbursement	0.87%	0.82%	0.87%	1.04%	0.98%
Net investment income (loss)	8.74%	9.23%	1.31%	1.42%	1.88%
Portfolio turnover rate(d)	42%	43%	30%	96%	60%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

22

Notes to Consolidated Financial Statements

1.	Organization

Prudential Investment Portfolios 3 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These consolidated financial statements relate only to the PGIM Real Assets Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek long-term real return.

The Fund wholly owns and controls the PGIM Real Assets Subsidiary, Ltd. (the “Cayman Subsidiary”), a company organized under the laws of the Cayman Islands. The Cayman Subsidiary is not registered as an investment company under the 1940 Act. The consolidated financial statements of the Fund include the financial results of the Cayman Subsidiary. The Fund gains exposure to the real asset classes by investing in varying combinations of other PGIM mutual funds (the “Underlying Funds”); the Cayman Subsidiary; and direct investments in various other securities.

In accordance with the accounting rules relating to reporting of a wholly-owned subsidiary, the Consolidated Schedule of Investments includes positions of the Fund and the Cayman Subsidiary. These consolidated financial statements include the accounts of the Fund and the Cayman Subsidiary. All significant inter-company balances and transactions between the Fund and the Cayman Subsidiary have been eliminated in consolidation. The Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Cayman Subsidiary. The Cayman Subsidiary participates in the same investment objective as the Fund. The Cayman Subsidiary pursues its investment objective by investing in commodities, commodities-related instruments, derivatives and other investments. The Cayman Subsidiary (unlike the Fund) may invest without limitation in these instruments. However, the Cayman Subsidiary is otherwise subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures as the Fund.

As of October 31, 2023, the Cayman Subsidiary had net assets of $1,674,598 representing 1.64% of the Fund’s net assets.

The Fund’s disclosures and operations are subject to compliance with applicable regulations governing commodity pools including Commodity Futures Trading Commission “CFTC” rules.

PGIM Real Assets Fund    23

Notes to Consolidated Financial Statements (continued)

2.	Accounting Policies

The Fund and the Cayman Subsidiary (collectively hereafter, the “Fund”) follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its consolidated financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Consolidated Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades.

24

Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

PGIM Real Assets Fund    25

Notes to Consolidated Financial Statements (continued)

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Commodities: The Fund may gain exposure to commodity markets through direct investment of the Fund’s assets or through the Cayman Subsidiary. The Fund may gain exposure to the commodity markets primarily through exchange-traded futures on commodities held by the Cayman Subsidiary. The Fund may invest up to 25% of its total assets in the Cayman Subsidiary. The Cayman Subsidiary may invest in commodity investments without limit. The Fund invests in the Cayman Subsidiary in order to gain exposure to commodities within the limitations of the federal tax law requirements applicable to regulated investment companies such as the Fund. The Fund may invest directly in commodity-linked structured notes (CLNs). The Fund may also gain direct exposure to commodities through direct investment in certain exchange-traded funds (ETFs) whose returns are linked to commodities or commodity indices within the limit of applicable tax law. Commodities are assets that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory

26

developments. These factors may have a larger impact on commodity prices and commodity linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Financial/Commodity Futures Contracts: A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Consolidated Statement of Operations as net realized gain (loss) on futures transactions.

The Fund may invest in futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

PGIM Real Assets Fund    27

Notes to Consolidated Financial Statements (continued)

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Quarterly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions” or the “subadviser”). The Manager pays for the services of the subadviser.

28

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate*	Effective Management Fee, before any waivers and/or expense reimbursements
0.60% of average daily net assets up to $3 billion;	0.63%*
0.58% of average daily net assets from $3 billion to $5 billion;
0.57% of average daily net assets from $5 billion to $10 billion;
0.56% of average daily net assets over $10 billion

*

Including the Cayman Subsidiary’s assets. Additionally, the Cayman Subsidiary has entered into a separate management agreement with the Manager whereby the Manager provides advisory and other services to the Cayman Subsidiary substantially similar to the services provided by the Manager to the Fund as discussed above. In consideration for these services, the Cayman Subsidiary pays the Manager a monthly fee at the same annual rates as disclosed in the table above. The consolidated effective management fee includes Cayman Subsidiary. The Manager has contractually agreed to waive any management fee it receives from the Fund in an amount equal to the management fees paid by the Cayman Subsidiary. This waiver may not be terminated without prior approval of the Fund’s Board as long as the Fund remains invested or intends to invest in the Cayman Subsidiary. The Manager also has entered into a Subadvisory Agreement with PGIM Quantitative Solutions, relating to the Cayman Subsidiary.

The Manager has contractually agreed, through February 28, 2025, to limit total annual operating expenses and acquired fund fees and expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses (including acquired fund taxes)), extraordinary expenses, and certain other expenses of the Fund such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for the fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations*
A	0.85%
C	0.85
Z	0.85
R6	0.85

*	Expense limitation excludes distribution and service (12b-1) fees, shareholder service fee, and transfer agency expenses (including sub-transfer agency and networking fees).

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C,

PGIM Real Assets Fund    29

Notes to Consolidated Financial Statements (continued)

Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through February 28, 2025 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.30%	0.25%

C	1.00	1.00

Z	N/A	N/A

R6	N/A	N/A

For the year ended October 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC

A	$8,982	$ —

C	—	1,416

PGIM Investments, PIMS and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Consolidated Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund and other affiliated mutual funds,

30

earnings from such investments are disclosed on the Consolidated Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$54,206,020	$92,571,777

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales		Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income		Capital Gain Distributions

Long-Term Investments - Affiliated Mutual Funds(wa):

PGIM Global Real Estate Fund(1)

$ 13,128,323	$2,403,629	$10,073,700	**	$2,913,022	$(2,370,994)	$6,000,280	370,159	$47,129	**	$—

PGIM Jennison Global Infrastructure Fund

19,977,923	1,901,318	11,880,000		661,335	(1,218,087)	9,442,489	698,926	271,381		308,036

PGIM Jennison MLP Fund(1)

16,826,493	3,908,439	6,494,924	**	(676,308)	(4,586)	13,559,114	1,888,456	1,283,815	**	—

PGIM Jennison Natural Resources Fund(1)

13,812,978	4,615,849	9,116,200		(3,176,693)	1,877,626	8,013,560	149,674	375,749		—

PGIM Quant Solutions Commodity Strategies Fund(1)

36,747,685	13,189,517	19,717,300		(4,365,864)	(5,974,221)	19,879,817	2,768,777	8,751,118		—

PGIM Select Real Estate Fund(1)

12,977,492	12,115,474	8,016,500		540,731	(1,471,582)	16,145,615	1,552,463	406,974		—

PGIM TIPS Fund(1)

34,545,343	9,035,726	15,706,100		1,888,412	(3,527,625)	26,235,756	3,247,000	1,513,226		—

$148,016,237	$47,169,952	$81,004,724		$(2,215,365)	$(12,689,469)	$99,276,631		$12,649,392		$308,036

PGIM Real Assets Fund    31

Notes to Consolidated Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Dividend Income	Capital Gain Distributions

Short-Term Investments - Affiliated Mutual Fund(wa):

PGIM Core Ultra Short Bond Fund(1)(bb)

$ 2,471,356	$60,447,178	$61,462,956	$—	$—	$1,455,578	1,455,578	$184,697	$—
$150,487,593	$107,617,130	$142,467,680	$(2,215,365)	$(12,689,469)	$100,732,209		$12,834,089	$308,036

**	Amount includes return of capital distribution.
(1)	The Fund did not have any capital gain distributions during the reporting period.
(bb)	Represents security, or a portion thereof, held in the Cayman Subsidiary.
(wa)	Represents investments in Funds affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$12,299,632	$—	$—	$12,299,632

For the year ended October 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$14,515,002	$144,454	$322,521	$14,981,977

For the year ended October 31, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$203,347	$—

32

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$124,911,272	$8,568,886	$(31,078,201)	$(22,509,315)

The difference between GAAP and tax basis were primarily attributable to deferred losses on wash sales and the tax treatment of the investment in the Cayman Subsidiary.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of October 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized
$7,689,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

PGIM Real Assets Fund    33

Notes to Consolidated Financial Statements (continued)

The RIC has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
Z	31,927	0.7%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	5	73.2

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2023:

Shares sold	115,505	$1,055,933

Shares issued in reinvestment of dividends and distributions	89,083	803,587
Shares purchased	(365,294)	(3,323,397)

Net increase (decrease) in shares outstanding before conversion	(160,706)	(1,463,877)
Shares issued upon conversion from other share class(es)	10,812	100,884
Net increase (decrease) in shares outstanding	(149,894)	$(1,362,993)

Year ended October 31, 2022:

Shares sold	705,940	$7,484,519

Shares issued in reinvestment of dividends and distributions	91,261	920,924
Shares purchased	(410,905)	(4,159,270)

Net increase (decrease) in shares outstanding before conversion	386,296	4,246,173

Shares issued upon conversion from other share class(es)	23,647	241,280
Shares purchased upon conversion into other share class(es)	(1,260)	(13,850)
Net increase (decrease) in shares outstanding	408,683	$4,473,603

34

Share Class	Shares	Amount

Class C

Year ended October 31, 2023:

Shares sold	28,886	$272,438

Shares issued in reinvestment of dividends and distributions	23,070	206,211
Shares purchased	(146,302)	(1,315,151)
Net increase (decrease) in shares outstanding before conversion	(94,346)	(836,502)
Shares purchased upon conversion into other share class(es)	(10,928)	(100,884)
Net increase (decrease) in shares outstanding	(105,274)	$(937,386)

Year ended October 31, 2022:

Shares sold	359,313	$3,815,902

Shares issued in reinvestment of dividends and distributions	8,653	86,408
Shares purchased	(94,241)	(962,936)
Net increase (decrease) in shares outstanding before conversion	273,725	2,939,374
Shares purchased upon conversion into other share class(es)	(23,884)	(241,280)
Net increase (decrease) in shares outstanding	249,841	$2,698,094

Class Z
Year ended October 31, 2023:

Shares sold	2,216,495	$20,444,305
Shares issued in reinvestment of dividends and distributions	716,004	6,475,987
Shares purchased	(7,153,937)	(65,066,068)
Net increase (decrease) in shares outstanding	(4,221,438)	$(38,145,776)

Year ended October 31, 2022:

Shares sold	10,777,320	$115,259,257

Shares issued in reinvestment of dividends and distributions	757,076	7,659,031
Shares purchased	(7,749,932)	(80,437,770)

Net increase (decrease) in shares outstanding before conversion	3,784,464	42,480,518
Shares issued upon conversion from other share class(es)	1,257	13,850
Net increase (decrease) in shares outstanding	3,785,721	$42,494,368

Class R6
Year ended October 31, 2023:

Shares sold	1,718,880	$15,601,438

Shares issued in reinvestment of dividends and distributions	532,936	4,810,538
Shares purchased	(2,106,098)	(19,182,955)
Net increase (decrease) in shares outstanding	145,718	$1,229,021

PGIM Real Assets Fund    35

Notes to Consolidated Financial Statements (continued)

Share Class	Shares	Amount

Year ended October 31, 2022:

Shares sold	2,548,631	$26,633,724

Shares issued in reinvestment of dividends and distributions	624,942	6,314,532
Shares purchased	(1,641,614)	(16,873,435)
Net increase (decrease) in shares outstanding	1,531,959	$16,074,821

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA

Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2023. The average daily balance for the 3 days that the Fund had loans outstanding during the period was approximately $1,522,333, borrowed at a weighted average interest rate of 6.13%. The maximum loan outstanding amount during the period was $2,624,000. At October 31, 2023, the Fund did not have an outstanding loan amount.

36

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Affiliated Funds Risk: The Fund’s manager serves as the manager of the Underlying Funds. It is possible that a conflict of interest among the Fund and the Underlying Funds could impact the manager and the subadviser. Because the amount of the investment management fees to be retained by the manager and the subadviser may differ depending upon the Underlying Funds in which the Fund invests, there is a conflict of interest for the manager and the subadviser in selecting the Underlying Funds. In addition, the manager and the subadviser may have an incentive to take into account the effect on an Underlying Fund in which the Fund may invest in determining whether, and under what circumstances, to purchase or sell shares in that Underlying Fund. Although the manager and the subadviser take steps to address the conflicts of interest, it is possible that the conflicts could impact the Fund. In addition, the subadviser may invest in Underlying Funds that have a limited or no performance history.

Asset Allocation Risk: Asset allocation risk is the risk that the Fund’s assets may be allocated to an asset class that underperforms other asset classes. For example, the Fund may be overweight in equities when the stock market is falling and the fixed income market is rising. Likewise, the Fund may be overweight in fixed income securities when fixed income markets are falling and the equity markets are rising. Allocations to underperforming or volatile asset classes or other changes in asset allocations could lead to increased volatility in the Fund’s portfolio.

Asset Class Variation Risk: The Underlying Funds invest principally in the securities constituting their asset class (i.e., domestic or international real estate, utilities, infrastructure, natural resources, MLPs and various types of fixed income investments). However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in the Underlying Funds, the Fund’s actual exposure to the securities in a particular asset class may vary substantially from its allocation to that asset class.

Cayman Subsidiary Risk: By investing in the Cayman Subsidiary, the Fund is indirectly exposed to the risks associated with the Cayman Subsidiary’s investments. The Cayman Subsidiary is not registered as an investment company under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. The Fund has received a private letter ruling from the Internal Revenue Service (the IRS) stating that income derived from the Fund’s investment in the Cayman Subsidiary will be considered qualifying regulated investment company (RIC) income for tax purposes. Final tax regulations, on which taxpayers may rely for taxable years beginning after September 28, 2016, also support this result. Changes in the laws of the Cayman Islands,

PGIM Real Assets Fund    37

Notes to Consolidated Financial Statements (continued)

under which the Cayman Subsidiary is incorporated, could result in the inability of the Fund to effect its desired gold/defensive investment strategy.

Commodity Risk: The values of commodities and commodity-linked investments are affected by events that might have less impact on the value of stocks and bonds. Such investments may be speculative. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including weather, crop or livestock disease, investment speculation, resource availability, fluctuations in industrial and commercial supply and demand, U.S. agricultural, fiscal, monetary and exchange control programs, embargoes, tariffs, and international political, economic, military and regulatory developments. These risks may subject the Fund to greater volatility than investments in traditional instruments or securities. In addition, the commodities markets are subject to temporary distortions or other disruptions due to a variety of factors, including participation of speculators, government intervention and regulation, and certain lack of liquidity in the markets.

Commodity-Linked Notes Risk: The Fund may invest in leveraged or unleveraged commodity-linked notes (“CLNs”) to gain exposure to the commodities markets. CLNs are subject to counterparty risk. The value of the CLNs may fluctuate significantly because the values of the investments to which they are linked are volatile. In addition, the terms of a CLN may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable. Economic leverage increases the volatility of CLNs and their value may increase or decrease more quickly than the value of the underlying commodity, commodity index or other economic variable.

Commodity Regulatory Risk: The Fund is deemed a “commodity pool” and the manager is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The manager, directly or through its affiliates, is therefore subject to dual regulation by the Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission (the “CFTC”). The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time.

Credit Risk/Counterparty Risk: The ability, or perceived ability, of the issuer or guarantor of a debt security, or the counterparty (the party on the other side of the transaction) to a derivatives contract or other financial contract to meet its financial obligations will affect the value of the security or derivative. Counterparty and credit risk are especially important in the context of privately negotiated instruments. The Fund expects to enter into certain privately negotiated agreements where the counterparty assumes the physical settlement

38

obligations of the Fund under such transactions. Under this type of arrangement, there is a risk that the relevant counterparty or intermediary would, due to insolvency or other reasons, be unable to or fail to assume the physical settlement obligations of the Fund, in which case the Fund could be required to sell portfolio instruments at unfavorable times or prices or could have insufficient assets to satisfy its physical settlement obligations.

Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Fund assets allocated to lower-rated securities generally will increase the credit risk to which the Fund is subject. Not all securities in which the Fund invests are rated. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Currency Risk: The Fund’s and the Underlying Funds’ net asset values (“NAVs”) could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Deflation Risk: During periods of deflation, prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests. Additionally, since the Fund makes investments that may perform well in periods of rising inflation, during periods of no inflation or deflation an investment in the Fund may underperform broad market measures and may lose value.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

PGIM Real Assets Fund    39

Notes to Consolidated Financial Statements (continued)

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets

Distribution Risk: The Fund’s distributions may consist of net investment income, if any, and net realized gains, if any, from the sale of investments and/or return of capital. The Fund will provide to shareholders early in each calendar year the final tax character of the Fund’s distributions for the previous year. Also, at such time that the Fund distribution is expected to be from sources other than current or accumulated net income, a notice to shareholders may be required.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

40

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Energy Sector Risk: The Fund’s investments in certain Underlying Funds will expose the Fund to the risks of adverse economic, environmental, business, regulatory or other occurrences affecting the energy sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Fund of Funds Risk: The value of an investment in the Fund will be related, to a degree, to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with these Underlying Funds and their investments. Because the Fund’s allocation among different Underlying Funds and direct investments in securities and derivatives will vary, an investment in the Fund may be subject to any and all of these risks at different times and to different degrees. Investing in an Underlying Fund will also expose the Fund to a pro rata

PGIM Real Assets Fund    41

Notes to Consolidated Financial Statements (continued)

portion of the Underlying Fund’s fees and expenses. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing the investment purpose.

Hedging Risk: The decision as to whether and to what extent the Fund or an Underlying Fund will engage in hedging transactions to hedge against certain risks, such as market risk and issuer risk, will depend on a number of factors, including prevailing market conditions, the composition of the portfolio of the Fund or the Underlying Fund, and the availability of suitable transactions. Hedging transactions involve costs and may result in losses. There is no guarantee that any of these hedging instruments would work as anticipated, and in certain cases the Fund or an Underlying Fund might be better off had it not used a hedging instrument. There can be no assurance that the Fund or the Underlying Fund will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Inflation-indexed bonds, such as TIPS, generally decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar durations. In addition, any increase in principal value of an inflation-indexed bond caused by an increase in the price index is taxable in the year the increase occurs, even though the Fund generally will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other

42

investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company under the Code. Also, to the extent that the Fund invests in inflation-indexed bonds, income distributions are more likely to fluctuate.

Junk Bonds Risk: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to have lower market liquidity than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Leverage Risk: Certain transactions in which the Fund or an Underlying Fund may engage may give rise to leverage. The use of leverage exaggerates the effect of any increase or decrease in the value of the Fund’s holdings, and makes any change in the Fund’s net asset value greater than it would be without the use of leverage. This could result in increased volatility of investment returns.

Liquidity Risk: Liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends

PGIM Real Assets Fund    43

Notes to Consolidated Financial Statements (continued)

affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Master Limited Partnerships Risk: The Fund’s investments in certain Underlying Funds will expose the Fund to the risks of MLPs. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly-traded securities. The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based

44

companies. Investments by the Fund in certain Underlying Funds that invest in MLPs may also subject the Fund to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Since MLPs generally conduct business in multiple states, through its investment in certain Underlying Funds, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in certain Underlying Funds.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Multi-Manager Risk: While the manager monitors the investments of each subadviser and monitors the overall management of the Fund, each subadviser makes investment decisions for the asset classes it manages independently from one another. It is possible that the investment styles used by a subadviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund.

Natural Resources Investment Risk: The Fund’s investments in certain Underlying Funds will expose the Fund to the risk of investment in natural resource companies. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which non-US securities are subject may affect domestic companies if they have significant operations or investments in non-US countries. In addition, rising interest rates and general economic conditions may affect the demand for natural resources.

Real Estate Investment Trust (“REIT”) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by

PGIM Real Assets Fund    45

Notes to Consolidated Financial Statements (continued)

property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

Real Estate Related Securities Risk: Because the Fund invests in real estate securities, including REITs, the Fund is subject to the risks of investing in the real estate industry, such as changes in general and local economic conditions, the supply and demand for real estate and changes in zoning and tax laws. Because the Fund invests in stocks, there is the risk that the price of a particular stock owned by the Fund could go down or pay lower-than-expected or no dividends. In addition to an individual stock losing value, the value of the equity markets or of companies comprising the real estate industry could go down.

Real estate securities are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

Small and Medium Sized Companies Risk: Small and medium sized companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, their prices may fluctuate more than the stocks of larger, more established companies. Historically, small and medium sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. Small and medium sized companies generally are more illiquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like.

46

Tax Risk: In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. If the Fund were to fail to qualify as a RIC, the Fund could be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s earnings and profits. If the Fund were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Fund would be subject to diminished returns.

The Fund has received a private letter ruling from the Internal Revenue Service (the IRS) stating that income derived from the Fund’s investment in the Cayman Subsidiary will constitute qualifying income to the Fund. Final tax regulations, on which taxpayers may rely for taxable years beginning after September 28, 2016, also support this result. However, in the future, if the IRS issues regulations or other guidance, or Congress enacts legislation, limiting the circumstances in which the Fund may treat such income as “qualifying income,” the Fund may need to change its investment strategies, which could adversely affect the Fund. The Cayman Subsidiary will not be subject to U.S. federal income tax. The Cayman Subsidiary will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Cayman Subsidiary during that year. Furthermore, the Fund will be subject to the distribution requirement applicable to open-end investment companies on such Cayman Subsidiary income, whether or not the Cayman Subsidiary makes a distribution to the Fund during the taxable year.

One of the Underlying Funds, the PGIM Jennison MLP Fund, is taxed as a regular corporation, or “C” corporation, for federal income tax purposes. This means that the PGIM Jennison MLP Fund is generally subject to U.S. federal income tax on its taxable income at the rates applicable to corporations and also subject to state and local income taxes. This may have unexpected and potentially significant consequences for shareholders, including the Fund.

Treasury Inflation Protected Securities (TIPS) Risk: The value of TIPS generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if an Underlying Fund purchases TIPS in the secondary market, where principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period an Underlying Fund holds TIPS, the Underlying Fund may earn less on the security than on a conventional bond.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only

PGIM Real Assets Fund    47

Notes to Consolidated Financial Statements (continued)

insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund or an Underlying Fund. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support for any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Utilities/Infrastructure Investment Risk: The Fund’s investments in certain Underlying Funds will expose the Fund to potential adverse economic, regulatory, political and other changes affecting infrastructure investments, particularly investments in the utilities sector. In most countries and localities, the utilities industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities companies. In addition, utilities companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects. Issuers in other types of infrastructure-related businesses also are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a

48

semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

PGIM Real Assets Fund    49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 3 and Shareholders of PGIM Real Assets Fund

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of PGIM Real Assets Fund (one of the funds constituting Prudential Investment Portfolios 3, referred to hereafter as the “Fund”) as of October 31, 2023, the related consolidated statement of operations for the year ended October 31, 2023, the consolidated statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the consolidated financial highlights for each of the four years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the four years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements of the Fund as of and for the year ended October 31, 2019 and the consolidated financial highlights for the period ended October 31, 2019 (not presented herein, other than the consolidated financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 18, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

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Tax Information (unaudited)

For the year ended October 31, 2023, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

Fund	QDI	DRD

PGIM Real Assets Fund	7.19%	4.93%

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2023.

PGIM Real Assets Fund    51

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 100	Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM Real Assets Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 98	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 101	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 98	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 101	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Real Assets Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 101	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 101	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since December 2023) of the PGIM Credit Income Fund; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 101	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since December 2023) of the PGIM Credit Income Fund; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Real Assets Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since December 2023) of the PGIM Credit Income Fund; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since December 2023) of the PGIM Credit Income Fund; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since December 2023) of the PGIM Credit Income Fund; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

George Hoyt 1965 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since September 2023); formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020- 2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).	Since December 2023

Devan Goolsby 1991 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since May 2023); formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).	Since December 2023

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

PGIM Real Assets Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since December 2023) of the PGIM Credit Income Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.	Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

PGIM Real Assets Fund

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Real Assets Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 25 and June 6-8, 2023 (the “Board Meeting”). The Board approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM Quantitative Solutions. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM Real Assets Fund is a series of Prudential Investment Portfolios 3.

PGIM Real Assets Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM Quantitative Solutions, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Quantitative Solutions. The Board noted that PGIM Quantitative Solutions is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser as well as PGIM Investments’ recommendation, based on its review of each subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Quantitative Solutions and also considered the qualifications, backgrounds and responsibilities of the PGIM Quantitative Solutions portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Quantitative Solutions’ organizational structures, senior management, investment operations, and other relevant information pertaining to PGIM Investments and PGIM Quantitative Solutions. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments and PGIM Quantitative Solutions.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Quantitative Solutions and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Quantitative Solutions under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2022 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Real Assets Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and PGIM Quantitative Solutions

The Board considered potential ancillary benefits that might be received by PGIM Investments and PGIM Quantitative Solutions and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputations. The Board concluded that the benefits derived by PGIM Investments and PGIM Quantitative Solutions were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, and five-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the mutual funds included in the Peer Group, which was used to consider expenses and fees, were selected by PGIM Investments. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years

	2nd Quartile	1st Quartile	1st Quartile	1st Quartile

Actual Management Fees: 1st Quartile

Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its primary benchmark index (the Bloomberg US TIPS Index) over all periods.

•	The Board also noted that the Fund outperformed its secondary benchmark index (a custom blended index) over all periods.

•

The Board and PGIM Investments agreed to continue the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps the annual operating expenses of each class of the Fund’s shares at 0.85% through February 29, 2024.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Real Assets Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • George Hoyt, Assistant Secretary • Devan Goolsby, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Quantitative Solutions LLC	655 Broad Street 16th Floor Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Real Assets Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM REAL ASSETS FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PUDAX	PUDCX	PUDZX	PUDQX

CUSIP	74440K819	74440K785	74440K777	74440K744

MF207E

PGIM WADHWANI SYSTEMATIC ABSOLUTE RETURN FUND

ANNUAL REPORT

OCTOBER 31, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. PGIM Wadhwani is the primary business name of PGIM Wadhwani LLP, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Wadhwani Systematic Absolute Return Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Early in the period, stocks began a rally that eventually ended a bear market and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. However, stocks declined late in the period when the Fed signaled that rates may remain elevated longer than investors had expected. For the entire period, large-cap US stocks and equities in international markets posted gains, while small-cap US stocks declined.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted gains.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Wadhwani Systematic Absolute Return Fund

December 15, 2023

PGIM Wadhwani Systematic Absolute Return Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/23
	One Year (%)	Since Inception (%)

Class A

(with sales charges)	-11.36	-0.32 (9/28/2021)

(without sales charges)	-6.20	2.41 (9/28/2021)

Class C

(with sales charges)	-7.81	1.64 (9/28/2021)

(without sales charges)	-6.93	1.64 (9/28/2021)

Class Z

(without sales charges)	-6.06	2.63 (9/28/2021)

Class R6

(without sales charges)	-5.93	2.70 (9/28/2021)

ICE BofA US 3-Month Treasury Bill Index

	4.77	2.64

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the ICE BofA 3-Month Treasury Bill Index by portraying the initial account values at the commencement of operations for Class Z shares (September 28, 2021) and the account values at the end of the current fiscal year (October 31, 2023) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Wadhwani Systematic Absolute Return Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definition

ICE BofA US 3-Month Treasury Bill Index—The ICE BofA US 3-Month Treasury Bill Index is an unmanaged index which is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 10/31/23

Ten Largest Future Holdings	% of Net Assets

90 Day ASX Bank Bill	69.6%

Euro Schatz Index	25.3%

3 Month SONIA Index	23.6%

10 Year Japanese Bonds	21.1%

2 Year U.S. Treasury Notes	17.5%

S&P/TSX 60 Index	8.5%

5 Year U.S. Treasury Notes	7.0%

10 Year Canadian Government Bonds	6.3%

10 Year Euro-Bund	6.1%

10 Year U.K. Gilt	5.3%

PGIM Wadhwani Systematic Absolute Return Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Wadhwani Systematic Absolute Return Fund’s Class Z shares returned -6.06% in the 12-month reporting period that ended October 31, 2023, underperforming the 4.77% return of the ICE BofA US 3-Month Treasury Bill Index (the Index).

What were the market conditions?

•

The dominant market theme over the reporting period was the stabilization and subsequent recovery in global equity markets, driven by a resilient US economy, despite the most aggressive interest rate cycle in 40 years and a marked rise in bond yields. Employment growth in the US decelerated only mildly, resulting in the US unemployment rate staying low. Despite strong growth, core personal capital expenditures inflation, the preferred measure of the US Federal Reserve (Fed), slowed from 6.3% in October 2022 to 3.4% in September 2023, raising hopes that the Fed will return it to the 2% target next year. As a result, market sentiment shifted away from fears of a recession to expectations of continued, healthy near-trend growth.

•

Over the reporting period as a whole, a number of significant shocks impacted equity markets, including the collapse of Silicon Valley Bank, the possibility of a “fiscal cliff,” downgrades in the sovereign credit rating of the US, and the recent Hamas attack on Israel. Despite these events, the overall resilience of the US economy led most economists to throw in the towel on their forecasts of a recession, leading to hopes of a “soft landing,” a cyclical slowdown in economic growth that avoids recession. Growth stocks, the artificial intelligence boom, and the rise of a narrow group of US technology companies, dubbed the “Magnificent Seven,”[1] led to the MSCI World Index rising by 10.48% over the period.

•

Fixed income markets sold off aggressively, with, for example, US 10-year yields increasing from 4.1% at the end of October 2022 to 4.9% a year later, although in the first three quarters of 2023, the trend was much more volatile than in 2022. Although the combination of stronger-than-expected activity data and still-sticky core inflation in the US prompted the Fed to deliver a “higher for longer” message, the third quarter of 2023 also witnessed some significant heterogeneity across the largest developed economies. For example, euro-area yields rose at a slower pace, given that Germany flirted with recession, while Japanese government bond yields stayed lower still—even though the Bank of Japan gave serious thought to starting out on the path of normalization, just as other central banks began to consider ending their monetary tightening programs.

•	These contrasting monetary policy themes played out in foreign exchange markets, with the Nominal Broad U.S. Dollar Index losing 2.63% over the period.

What worked?

•	In terms of investment styles, the Fund’s relative-value models contributed positively overall to performance relative to the Index during the reporting period.

1Alphabet Inc., Amazon.com Inc., Apple Inc., Meta Platforms Inc., Microsoft Corp., Nvidia Corp., and Tesla Inc. 17.

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•

In terms of asset class, the Fund was able to generate profits from trading currencies; the most successful foreign exchange trading was in the Mexican peso, the Japanese yen, the Australian dollar (against the US dollar), and the Swedish krona (against the euro).

What didn’t work?

•	In terms of investment styles, the Fund’s directional models were responsible for the losses.

•	In terms of asset classes, the Fund lost money in equities and fixed income markets.

•

PGIM Wadhwani came into the reporting period, like the majority of economists, too gloomy on growth, assessing that the chances of a recession were above even and, thus, the chances of a “soft landing” were low. As a result, the Fund was short equities. PGIM Wadhwani was also too pessimistic about the growth/inflation trade-off, reckoning that inflation would surprise on the high side of consensus expectations, leading the Fed to keep rates higher than what was priced in. Being short equities was the costliest trade for the Fund, especially in months like January and August 2023, when soft-landing hopes were boosted by the macro data flow. Fixed income trading was also a drag on performance over the period, especially following the surprise failure of Silicon Valley Bank—at a time when the Fund was short, expecting the Fed to take a more aggressive stance on monetary policy. Toward the end of the period, the Fund’s bond positioning performed significantly better, exploiting the sell-off in US fixed income markets.

Did the Fund use derivatives?

The Fund invests in exchange-traded equity and bond index futures and in forward foreign currency exchange contracts within both developed and emerging markets. During the reporting period, these derivative exposures were responsible for all the Fund’s performance, excluding interest on cash holdings.

Current outlook

•

At the end of October 2023, the Fund’s biggest position was a short of fixed income markets overall, reflecting an expectation by PGIM Wadhwani that the recent trend up in bond yields would persist. The Fund was also slightly short equities and long the US dollar.

•

In terms of the macroeconomic outlook, a slowdown in US real gross domestic product (GDP) growth is expected during the fourth quarter of 2023. Nevertheless, growth is expected to remain positive. Further out, however, PGIM Wadhwani’s recession models expect growth to falter in 2024. If the data flow supports these models’ predictions—rather than 2024 witnessing a repeat of 2023, with growth proving to be more resilient than expected—then the models should shift positioning to have a more significant short in equities.

•	In fixed income, with central banks currently highlighting a “higher for longer” message, PGIM Wadhwani’s monetary policy strategies support being short. However,

PGIM Wadhwani Systematic Absolute Return Fund    9

Strategy and Performance Overview* (continued)

if the global economy should falter, and especially if the US should enter a recession, PGIM Wadhwani would expect the models to shift to being long, as both growth and inflation would tumble.

•

In foreign exchange, the current rate differentials support the long dollar positioning that the Fund has, as do valuation considerations. If a recession should come about, PGIM Wadhwani would expect safe-haven flows to be supportive of the Swiss franc, Japanese yen, and US dollar.

•

It is important to note that the typical holding period of the Fund’s strategies is short, at close to one month. Accordingly, as the macroeconomic outlook changes, so PGIM Wadhwani would expect the models, and the Fund’s positioning, to adapt accordingly.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

10     Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Wadhwani Systematic Absolute Return Fund    11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Wadhwani Systematic Absolute Return Fund		Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 978.50	1.43%	$ 7.13

	Hypothetical	$1,000.00	$1,018.00	1.43%	$ 7.27
Class C	Actual	$1,000.00	$ 975.40	2.18%	$10.85

	Hypothetical	$1,000.00	$1,014.22	2.18%	$11.07
Class Z	Actual	$1,000.00	$ 979.60	1.18%	$ 5.89

	Hypothetical	$1,000.00	$1,019.26	1.18%	$ 6.01
Class R6	Actual	$1,000.00	$ 980.60	1.13%	$ 5.64

	Hypothetical	$1,000.00	$1,019.51	1.13%	$ 5.75

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2023, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12    Visit our website at pgim.com/investments

Schedule of Investments

as of October 31, 2023

Description	Shares	Value

SHORT-TERM INVESTMENT 79.1%

AFFILIATED MUTUAL FUND
PGIM Core Government Money Market Fund (cost $32,039,611)(wb)	32,039,611	$32,039,611

TOTAL INVESTMENTS 79.1% (cost $32,039,611)		32,039,611
Other assets in excess of liabilities(z) 20.9%		8,484,319

NET ASSETS 100.0%		$40,523,930

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PHP—Philippine Peso

PLN—Polish Zloty

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

ASX—Australian Securities Exchange

BTP—Buoni del Tesoro Poliennali

CAC40—French Stock Market Index

CBOE—Chicago Board Options Exchange

DAX—German Stock Index

EURIBOR—Euro Interbank Offered Rate

FTSE—Financial Times Stock Exchange

GS—Goldman Sachs & Co. LLC

JSE—Johannesburg Stock Exchange

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund    13

Schedule of Investments  (continued)

as of October 31, 2023

MSC—Morgan Stanley & Co. LLC

NASDAQ—National Association of Securities Dealers Automated Quotations

OAT—Obligations Assimilables du Tresor

OMXS—Nordic Exchange Stockholm Index

OTC—Over-the-counter

S&P—Standard & Poor’s

SGX—Singapore Exchange

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

SPI—Share Price Index

STOXX—Stock Index of the Eurozone

TOPIX—Tokyo Stock Price Index

TSX—Toronto Stock Exchange

(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at October 31, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
1	90 Day ASX Bank Bill	Jun. 2024	$627,068	$(307)
1	90 Day ASX Bank Bill	Sep. 2024	627,052	(674)
45	90 Day ASX Bank Bill	Dec. 2024	28,220,098	(12,716)
1	3 Month Euro EURIBOR	Jun. 2024	254,962	344
1	3 Month Euro EURIBOR	Sep. 2024	255,624	516
33	3 Month SONIA Index	Mar. 2025	9,555,670	16,528
35	2 Year U.S. Treasury Notes	Dec. 2023	7,084,766	(2,912)
23	3 Year Australian Treasury Bonds	Dec. 2023	1,522,696	(10,145)
27	5 Year U.S. Treasury Notes	Dec. 2023	2,820,867	(312)
20	10 Year U.S. Treasury Notes	Dec. 2023	2,123,438	2,817
1	CBOE Volatility Index	Nov. 2023	18,127	(2,525)
1	CBOE Volatility Index	Dec. 2023	18,601	(1,901)
1	CBOE Volatility Index	Jan. 2024	19,699	(1,353)
1	CBOE Volatility Index	Feb. 2024	20,001	(701)
92	Euro Schatz Index	Dec. 2023	10,238,281	9,856
2	Euro-BTP Italian Government Bond	Dec. 2023	233,248	(5,493)
7	FTSE 100 Index	Dec. 2023	623,477	(3,628)
2	NASDAQ 100 E-Mini Index	Dec. 2023	579,610	2,951
4	Nikkei 225 (SGX)	Dec. 2023	407,389	(3,751)
3	Russell 2000 E-Mini Index	Dec. 2023	250,260	1,730
3	TOPIX Index	Dec. 2023	446,116	(4,361)

				(16,037)

Short Positions:
1	3 Month SONIA Index	Sep. 2024	288,335	(396)
1	3 Month SONIA Index	Dec. 2024	288,943	(502)
7	5 Year Euro-Bobl	Dec. 2023	861,325	(713)

See Notes to Financial Statements.

Futures contracts outstanding at October 31, 2023 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Short Positions (cont’d):
26	10 Year Australian Treasury Bonds	Dec. 2023	$1,785,290	$25,376
31	10 Year Canadian Government Bonds	Dec. 2023	2,569,194	(8,639)
18	10 Year Euro-Bund	Dec. 2023	2,456,718	(9,428)
9	10 Year Japanese Bonds	Dec. 2023	8,535,379	28,544
19	10 Year U.K. Gilt	Dec. 2023	2,151,395	(23,034)
16	20 Year U.S. Treasury Bonds	Dec. 2023	1,751,000	(10,396)
13	30 Year Euro Buxl	Dec. 2023	1,656,413	(3,499)
14	30 Year U.S. Ultra Treasury Bonds	Dec. 2023	1,575,875	(9,175)
14	ASX SPI 200 Index	Dec. 2023	1,505,979	7,849
15	CAC40 10 Euro	Nov. 2023	1,094,657	(4,991)
4	DAX Index	Dec. 2023	1,572,442	1,025
26	Euro STOXX 50 Index	Dec. 2023	1,119,681	(1,271)
7	Euro-OAT	Dec. 2023	913,172	(7,803)
2	FTSE/JSE Top 40 Index	Dec. 2023	69,126	569
1	Hang Seng Index	Nov. 2023	109,543	(1,287)
8	OMXS 30 Index	Nov. 2023	148,946	(230)
2	S&P 500 E-Mini Index	Dec. 2023	421,225	(5,391)
21	S&P/TSX 60 Index	Dec. 2023	3,437,534	33,786

				10,394

				$(5,643)

Forward foreign currency exchange contracts outstanding at October 31, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 11/15/23	MSC	AUD	1,020	$645,429	$647,374	$1,945	$—
Expiring 11/15/23	MSC	AUD	600	377,953	380,808	2,855	—
Expiring 11/15/23	MSC	AUD	560	357,031	355,421	—	(1,610)
Expiring 11/15/23	MSC	AUD	500	316,387	317,341	954	—
Expiring 11/15/23	MSC	AUD	430	271,174	272,913	1,739	—
Expiring 11/15/23	MSC	AUD	390	246,757	247,526	769	—
Expiring 11/15/23	MSC	AUD	330	209,800	209,445	—	(355)
Expiring 11/15/23	MSC	AUD	320	201,575	203,098	1,523	—
Expiring 11/15/23	MSC	AUD	300	189,191	190,404	1,213	—
Expiring 11/15/23	MSC	AUD	280	177,889	177,710	—	(179)
Expiring 11/15/23	MSC	AUD	250	160,144	158,670	—	(1,474)
Expiring 11/15/23	MSC	AUD	240	151,767	152,323	556	—
Expiring 11/15/23	MSC	AUD	190	121,937	120,589	—	(1,348)

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund    15

Schedule of Investments  (continued)

as of October 31, 2023

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 11/15/23	MSC	AUD	160	$102,684	$101,549	$—	$(1,135)
Expiring 11/15/23	MSC	AUD	160	101,319	101,549	230	—
Expiring 11/15/23	MSC	AUD	140	89,151	88,856	—	(295)
Expiring 11/15/23	MSC	AUD	130	82,460	82,509	49	—
Expiring 11/15/23	MSC	AUD	130	82,356	82,509	153	—
Expiring 11/15/23	MSC	AUD	110	69,719	69,815	96	—
Expiring 11/15/23	MSC	AUD	110	69,476	69,815	339	—
Expiring 11/15/23	MSC	AUD	90	56,964	57,121	157	—
Expiring 11/15/23	MSC	AUD	80	50,651	50,774	123	—
Expiring 11/15/23	MSC	AUD	80	50,452	50,775	323	—
Expiring 11/15/23	MSC	AUD	80	50,764	50,775	11	—
Expiring 11/15/23	MSC	AUD	70	44,629	44,428	—	(201)
Expiring 11/15/23	MSC	AUD	60	37,838	38,081	243	—
Expiring 11/15/23	MSC	AUD	60	38,168	38,081	—	(87)
Expiring 11/15/23	MSC	AUD	30	19,217	19,040	—	(177)
Expiring 11/15/23	MSC	AUD	30	18,981	19,040	59	—
Expiring 11/15/23	MSC	AUD	20	12,663	12,694	31	—
Expiring 11/15/23	MSC	AUD	20	12,598	12,693	95	—
Expiring 11/15/23	MSC	AUD	20	12,665	12,694	29	—
Expiring 11/15/23	MSC	AUD	10	6,348	6,347	—	(1)
Expiring 11/15/23	MSC	AUD	10	6,329	6,346	17	—
Expiring 11/15/23	MSC	AUD	10	6,332	6,346	14	—
Expiring 11/15/23	MSC	AUD	10	6,368	6,347	—	(21)
Brazilian Real,
Expiring 11/03/23	MSC	BRL	5,640	1,130,000	1,118,200	—	(11,800)
Expiring 11/03/23	MSC	BRL	599	120,000	118,747	—	(1,253)
Expiring 11/03/23	MSC	BRL	522	100,000	103,532	3,532	—
Expiring 11/03/23	MSC	BRL	449	90,000	89,060	—	(940)
Expiring 11/03/23	MSC	BRL	406	80,000	80,446	446	—
Expiring 11/03/23	MSC	BRL	303	60,000	60,118	118	—
Expiring 11/03/23	MSC	BRL	302	60,000	59,950	—	(50)
Expiring 11/03/23	MSC	BRL	253	50,000	50,198	198	—
Expiring 11/03/23	MSC	BRL	151	30,000	29,867	—	(133)
Expiring 11/03/23	MSC	BRL	102	20,000	20,270	270	—
Expiring 11/03/23	MSC	BRL	101	20,000	20,083	83	—
Expiring 11/03/23	MSC	BRL	101	20,000	20,109	109	—
Expiring 11/03/23	MSC	BRL	100	20,000	19,792	—	(208)
Expiring 11/03/23	MSC	BRL	67	13,355	13,214	—	(141)
Expiring 11/03/23	MSC	BRL	52	10,000	10,271	271	—
Expiring 11/03/23	MSC	BRL	51	10,000	10,060	60	—
Expiring 11/03/23	MSC	BRL	51	10,000	10,062	62	—
Expiring 11/03/23	MSC	BRL	51	10,000	10,041	41	—

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 11/03/23	MSC	BRL	51	$10,000	$10,136	$136	$—
Expiring 11/03/23	MSC	BRL	51	10,000	10,023	23	—
Expiring 11/03/23	MSC	BRL	50	10,000	9,898	—	(102)
Expiring 11/03/23	MSC	BRL	50	10,000	9,943	—	(57)
Expiring 11/03/23	MSC	BRL	50	10,000	9,989	—	(11)
Expiring 12/04/23	MSC	BRL	4,973	990,000	982,335	—	(7,665)
Expiring 12/04/23	MSC	BRL	355	70,000	70,037	37	—
Expiring 12/04/23	MSC	BRL	298	60,000	58,803	—	(1,197)
Expiring 12/04/23	MSC	BRL	251	50,000	49,613	—	(387)
Expiring 12/04/23	MSC	BRL	151	30,000	29,768	—	(232)
Expiring 12/04/23	MSC	BRL	151	30,000	29,762	—	(238)
Expiring 12/04/23	MSC	BRL	99	20,000	19,585	—	(415)
British Pound,
Expiring 11/15/23	MSC	GBP	790	970,338	960,291	—	(10,047)
Expiring 11/15/23	MSC	GBP	330	405,331	401,134	—	(4,197)
Expiring 11/15/23	MSC	GBP	320	389,489	388,978	—	(511)
Expiring 11/15/23	MSC	GBP	270	327,973	328,201	228	—
Expiring 11/15/23	MSC	GBP	230	279,451	279,579	128	—
Expiring 11/15/23	MSC	GBP	160	195,389	194,489	—	(900)
Expiring 11/15/23	MSC	GBP	120	145,570	145,867	297	—
Expiring 11/15/23	MSC	GBP	90	110,545	109,400	—	(1,145)
Expiring 11/15/23	MSC	GBP	70	85,395	85,089	—	(306)
Expiring 11/15/23	MSC	GBP	70	85,252	85,089	—	(163)
Expiring 11/15/23	MSC	GBP	50	61,268	60,778	—	(490)
Expiring 11/15/23	MSC	GBP	20	24,609	24,311	—	(298)
Expiring 11/15/23	MSC	GBP	20	24,294	24,311	17	—
Expiring 11/15/23	MSC	GBP	20	24,609	24,311	—	(298)
Expiring 11/15/23	MSC	GBP	20	24,294	24,311	17	—
Expiring 11/15/23	MSC	GBP	20	24,262	24,312	50	—
Expiring 11/15/23	MSC	GBP	10	12,172	12,156	—	(16)
Expiring 11/15/23	MSC	GBP	10	12,179	12,156	—	(23)
Expiring 11/15/23	MSC	GBP	10	12,254	12,156	—	(98)
Canadian Dollar,
Expiring 11/15/23	MSC	CAD	924	680,000	666,542	—	(13,458)
Expiring 11/15/23	MSC	CAD	568	409,352	409,971	619	—
Expiring 11/15/23	MSC	CAD	466	338,820	336,100	—	(2,720)
Expiring 11/15/23	MSC	CAD	452	330,150	326,031	—	(4,119)
Expiring 11/15/23	MSC	CAD	381	280,032	274,924	—	(5,108)
Expiring 11/15/23	MSC	CAD	369	269,758	266,379	—	(3,379)
Expiring 11/15/23	MSC	CAD	354	259,484	255,293	—	(4,191)
Expiring 11/15/23	MSC	CAD	344	250,069	247,751	—	(2,318)
Expiring 11/15/23	MSC	CAD	341	250,244	245,734	—	(4,510)

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund    17

Schedule of Investments  (continued)

as of October 31, 2023

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar (cont’d.),
Expiring 11/15/23	MSC	CAD	220	$159,915	$158,922	$—	$(993)
Expiring 11/15/23	MSC	CAD	97	69,992	69,714	—	(278)
Expiring 11/15/23	MSC	CAD	83	60,006	59,694	—	(312)
Expiring 11/15/23	MSC	CAD	82	60,016	59,244	—	(772)
Expiring 11/15/23	MSC	CAD	55	39,811	39,491	—	(320)
Expiring 11/15/23	MSC	CAD	28	19,993	19,914	—	(79)
Expiring 11/15/23	MSC	CAD	27	20,004	19,749	—	(255)
Expiring 11/15/23	MSC	CAD	14	10,000	9,802	—	(198)
Expiring 11/15/23	MSC	CAD	14	9,998	9,936	—	(62)
Expiring 11/15/23	MSC	CAD	14	10,003	9,910	—	(93)
Expiring 11/15/23	MSC	CAD	14	9,996	9,916	—	(80)
Expiring 11/15/23	MSC	CAD	14	9,981	9,901	—	(80)
Expiring 11/15/23	MSC	CAD	14	10,003	10,018	15	—
Chilean Peso,
Expiring 11/15/23	MSC	CLP	36,353	40,000	40,584	584	—
Expiring 11/15/23	MSC	CLP	28,008	30,000	31,268	1,268	—
Expiring 11/15/23	MSC	CLP	9,417	10,000	10,513	513	—
Expiring 11/15/23	MSC	CLP	9,396	10,000	10,489	489	—
Expiring 11/15/23	MSC	CLP	9,241	10,000	10,316	316	—
Chinese Renminbi,
Expiring 11/15/23	MSC	CNH	147	20,012	19,988	—	(24)
Expiring 11/15/23	MSC	CNH	73	10,007	9,980	—	(27)
Expiring 11/15/23	MSC	CNH	73	10,011	9,993	—	(18)
Colombian Peso,
Expiring 11/16/23	MSC	COP	42,301	10,000	10,238	238	—
Expiring 11/16/23	MSC	COP	41,915	10,000	10,145	145	—
Expiring 11/16/23	MSC	COP	41,273	10,000	9,990	—	(10)
Expiring 11/16/23	MSC	COP	40,548	10,000	9,814	—	(186)
Czech Koruna,
Expiring 11/15/23	MSC	CZK	740	31,678	31,851	173	—
Expiring 11/15/23	MSC	CZK	494	21,009	21,252	243	—
Expiring 11/15/23	MSC	CZK	491	21,163	21,141	—	(22)
Expiring 11/15/23	MSC	CZK	491	21,163	21,141	—	(22)
Expiring 11/15/23	MSC	CZK	247	10,581	10,614	33	—
Expiring 11/15/23	MSC	CZK	247	10,531	10,620	89	—
Expiring 11/15/23	MSC	CZK	247	10,563	10,611	48	—
Expiring 11/15/23	MSC	CZK	246	10,578	10,606	28	—
Expiring 11/15/23	MSC	CZK	246	10,615	10,605	—	(10)
Expiring 11/15/23	MSC	CZK	246	10,520	10,602	82	—
Expiring 11/15/23	MSC	CZK	246	10,518	10,600	82	—
Expiring 11/15/23	MSC	CZK	246	10,615	10,605	—	(10)
Expiring 11/15/23	MSC	CZK	2	65	65	—	—

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro,
Expiring 11/15/23	MSC	EUR	690	$726,066	$730,546	$4,480	$—
Expiring 11/15/23	MSC	EUR	650	694,251	688,195	—	(6,056)
Expiring 11/15/23	MSC	EUR	420	444,583	444,680	97	—
Expiring 11/15/23	MSC	EUR	290	306,648	307,041	393	—
Expiring 11/15/23	MSC	EUR	150	158,105	158,815	710	—
Expiring 11/15/23	MSC	EUR	150	158,912	158,814	—	(98)
Expiring 11/15/23	MSC	EUR	100	105,943	105,876	—	(67)
Expiring 11/15/23	MSC	EUR	90	94,872	95,288	416	—
Expiring 11/15/23	MSC	EUR	90	95,759	95,288	—	(471)
Expiring 11/15/23	MSC	EUR	80	84,451	84,701	250	—
Expiring 11/15/23	MSC	EUR	80	84,322	84,700	378	—
Expiring 11/15/23	MSC	EUR	50	52,853	52,938	85	—
Expiring 11/15/23	MSC	EUR	50	53,404	52,938	—	(466)
Expiring 11/15/23	MSC	EUR	40	42,405	42,351	—	(54)
Expiring 11/15/23	MSC	EUR	40	42,407	42,351	—	(56)
Expiring 11/15/23	MSC	EUR	30	31,783	31,763	—	(20)
Expiring 11/15/23	MSC	EUR	20	21,141	21,175	34	—
Expiring 11/15/23	MSC	EUR	20	21,081	21,176	95	—
Expiring 11/15/23	MSC	EUR	20	21,188	21,175	—	(13)
Expiring 11/15/23	MSC	EUR	10	10,640	10,588	—	(52)
Expiring 11/15/23	MSC	EUR	10	10,594	10,587	—	(7)
Expiring 11/15/23	MSC	EUR	10	10,601	10,587	—	(14)
Expiring 11/15/23	MSC	EUR	10	10,541	10,587	46	—
Expiring 11/15/23	MSC	EUR	10	10,571	10,588	17	—
Expiring 11/15/23	MSC	EUR	10	10,640	10,588	—	(52)
Expiring 11/15/23	MSC	EUR	10	10,594	10,587	—	(7)
Expiring 11/15/23	MSC	EUR	10	10,640	10,588	—	(52)
Expiring 11/15/23	MSC	EUR	10	10,602	10,588	—	(14)
Expiring 11/15/23	MSC	EUR	10	10,594	10,587	—	(7)
Expiring 11/15/23	MSC	EUR	10	10,594	10,587	—	(7)
Expiring 11/15/23	MSC	EUR	10	10,594	10,587	—	(7)
Hungarian Forint,
Expiring 11/15/23	MSC	HUF	7,709	21,136	21,271	135	—
Expiring 11/15/23	MSC	HUF	7,679	21,053	21,187	134	—
Expiring 11/15/23	MSC	HUF	7,639	21,001	21,078	77	—
Expiring 11/15/23	MSC	HUF	3,867	10,386	10,670	284	—
Expiring 11/15/23	MSC	HUF	3,867	10,488	10,670	182	—
Expiring 11/15/23	MSC	HUF	3,861	10,485	10,654	169	—
Expiring 11/15/23	MSC	HUF	6	17	17	—	—
Indian Rupee,
Expiring 11/16/23	MSC	INR	5,820	70,000	69,854	—	(146)
Expiring 11/16/23	MSC	INR	4,165	50,000	49,994	—	(6)

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund    19

Schedule of Investments  (continued)

as of October 31, 2023

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 11/16/23	MSC	INR	3,331	$40,000	$39,985	$—	$(15)
Expiring 11/16/23	MSC	INR	2,500	30,000	30,011	11	—
Expiring 11/16/23	MSC	INR	1,667	20,000	20,004	4	—
Expiring 11/16/23	MSC	INR	1,667	20,000	20,007	7	—
Expiring 11/16/23	MSC	INR	1,666	20,000	19,992	—	(8)
Expiring 11/16/23	MSC	INR	1,665	20,000	19,987	—	(13)
Expiring 11/16/23	MSC	INR	1,664	20,000	19,972	—	(28)
Expiring 11/16/23	MSC	INR	834	10,000	10,005	5	—
Expiring 11/16/23	MSC	INR	833	10,000	10,001	1	—
Expiring 11/16/23	MSC	INR	833	10,000	10,004	4	—
Expiring 11/16/23	MSC	INR	833	10,000	9,996	—	(4)
Expiring 11/16/23	MSC	INR	833	10,000	9,996	—	(4)
Expiring 11/16/23	MSC	INR	833	10,000	9,996	—	(4)
Expiring 11/16/23	MSC	INR	833	10,000	9,997	—	(3)
Expiring 11/16/23	MSC	INR	833	10,000	9,999	—	(1)
Expiring 11/16/23	MSC	INR	833	10,000	10,000	—	—
Expiring 11/16/23	MSC	INR	833	10,000	9,996	—	(4)
Expiring 11/16/23	MSC	INR	833	10,000	9,996	—	(4)
Expiring 11/16/23	MSC	INR	833	10,000	9,995	—	(5)
Expiring 11/16/23	MSC	INR	833	10,000	9,998	—	(2)
Expiring 11/16/23	MSC	INR	832	10,000	9,986	—	(14)
Expiring 11/16/23	MSC	INR	832	10,000	9,992	—	(8)
Expiring 11/16/23	MSC	INR	832	10,000	9,990	—	(10)
Expiring 11/16/23	MSC	INR	831	10,000	9,975	—	(25)
Indonesian Rupiah,
Expiring 11/15/23	MSC	IDR	319,020	20,000	20,021	21	—
Expiring 11/15/23	MSC	IDR	318,609	20,000	19,995	—	(5)
Expiring 11/15/23	MSC	IDR	317,612	20,000	19,932	—	(68)
Expiring 11/15/23	MSC	IDR	317,182	20,000	19,905	—	(95)
Expiring 11/15/23	MSC	IDR	159,005	10,000	9,979	—	(21)
Israeli Shekel,
Expiring 11/15/23	MSC	ILS	279	69,964	69,178	—	(786)
Expiring 11/15/23	MSC	ILS	41	9,953	10,067	114	—
Expiring 11/15/23	MSC	ILS	41	9,997	10,052	55	—
Japanese Yen,
Expiring 11/15/23	MSC	JPY	108,787	731,648	719,481	—	(12,167)
Expiring 11/15/23	MSC	JPY	40,600	270,480	268,515	—	(1,965)
Expiring 11/15/23	MSC	JPY	34,570	230,501	228,635	—	(1,866)
Expiring 11/15/23	MSC	JPY	34,426	230,760	227,685	—	(3,075)
Expiring 11/15/23	MSC	JPY	26,972	180,567	178,385	—	(2,182)
Expiring 11/15/23	MSC	JPY	22,574	150,392	149,299	—	(1,093)
Expiring 11/15/23	MSC	JPY	20,988	140,502	138,811	—	(1,691)

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 11/15/23	MSC	JPY	19,459	$130,209	$128,695	$—	$(1,514)
Expiring 11/15/23	MSC	JPY	17,987	120,395	118,961	—	(1,434)
Expiring 11/15/23	MSC	JPY	11,965	80,169	79,130	—	(1,039)
Expiring 11/15/23	MSC	JPY	7,529	50,161	49,796	—	(365)
Expiring 11/15/23	MSC	JPY	7,520	50,095	49,731	—	(364)
Expiring 11/15/23	MSC	JPY	7,495	50,114	49,571	—	(543)
Expiring 11/15/23	MSC	JPY	5,992	40,092	39,626	—	(466)
Expiring 11/15/23	MSC	JPY	4,495	30,090	29,727	—	(363)
Expiring 11/15/23	MSC	JPY	4,484	30,006	29,657	—	(349)
Expiring 11/15/23	MSC	JPY	3,011	20,060	19,914	—	(146)
Expiring 11/15/23	MSC	JPY	1,499	10,024	9,915	—	(109)
Expiring 11/15/23	MSC	JPY	1,499	10,031	9,914	—	(117)
Expiring 11/15/23	MSC	JPY	1,490	10,019	9,852	—	(167)
Mexican Peso,
Expiring 11/15/23	MSC	MXN	13,599	760,000	752,417	—	(7,583)
Expiring 11/15/23	MSC	MXN	1,265	69,963	69,963	—	—
Expiring 11/15/23	MSC	MXN	1,255	69,761	69,446	—	(315)
Expiring 11/15/23	MSC	MXN	1,254	69,651	69,379	—	(272)
Expiring 11/15/23	MSC	MXN	733	39,808	40,562	754	—
Expiring 11/15/23	MSC	MXN	366	19,920	20,234	314	—
Expiring 11/15/23	MSC	MXN	365	19,896	20,218	322	—
Expiring 11/15/23	MSC	MXN	363	19,905	20,073	168	—
Expiring 11/15/23	MSC	MXN	362	19,982	20,013	31	—
Expiring 11/15/23	MSC	MXN	183	9,962	10,119	157	—
Expiring 11/15/23	MSC	MXN	180	9,946	9,942	—	(4)
Expiring 11/15/23	MSC	MXN	180	9,975	9,975	—	—
Expiring 11/15/23	MSC	MXN	180	9,946	9,942	—	(4)
Expiring 11/15/23	MSC	MXN	179	9,950	9,911	—	(39)
New Taiwanese Dollar,
Expiring 11/15/23	MSC	TWD	1,937	60,000	59,703	—	(297)
Expiring 11/15/23	MSC	TWD	1,621	50,000	49,980	—	(20)
Expiring 11/15/23	MSC	TWD	1,619	50,000	49,927	—	(73)
Expiring 11/15/23	MSC	TWD	1,612	50,000	49,700	—	(300)
Expiring 11/15/23	MSC	TWD	1,286	40,000	39,660	—	(340)
Expiring 11/15/23	MSC	TWD	974	30,000	30,029	29	—
Expiring 11/15/23	MSC	TWD	967	30,000	29,809	—	(191)
Expiring 11/15/23	MSC	TWD	648	20,000	19,975	—	(25)
Expiring 11/15/23	MSC	TWD	648	20,000	19,973	—	(27)
Expiring 11/15/23	MSC	TWD	646	20,000	19,927	—	(73)
Expiring 11/15/23	MSC	TWD	645	20,000	19,876	—	(124)
Expiring 11/15/23	MSC	TWD	641	20,000	19,773	—	(227)
Expiring 11/15/23	MSC	TWD	324	10,000	9,996	—	(4)

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund    21

Schedule of Investments  (continued)

as of October 31, 2023

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar (cont’d.),
Expiring 11/15/23	MSC	TWD	324	$10,000	$9,987	$—	$(13)
Expiring 11/15/23	MSC	TWD	322	10,000	9,915	—	(85)
Expiring 11/15/23	MSC	TWD	322	10,000	9,936	—	(64)
New Zealand Dollar,
Expiring 11/15/23	MSC	NZD	230	133,959	134,005	46	—
Expiring 11/15/23	MSC	NZD	180	106,699	104,873	—	(1,826)
Expiring 11/15/23	MSC	NZD	140	81,625	81,568	—	(57)
Expiring 11/15/23	MSC	NZD	90	52,337	52,436	99	—
Expiring 11/15/23	MSC	NZD	80	46,534	46,610	76	—
Expiring 11/15/23	MSC	NZD	60	34,892	34,958	66	—
Expiring 11/15/23	MSC	NZD	40	24,091	23,305	—	(786)
Expiring 11/15/23	MSC	NZD	40	23,261	23,305	44	—
Expiring 11/15/23	MSC	NZD	40	23,711	23,305	—	(406)
Expiring 11/15/23	MSC	NZD	40	23,249	23,305	56	—
Expiring 11/15/23	MSC	NZD	30	17,519	17,479	—	(40)
Expiring 11/15/23	MSC	NZD	20	11,666	11,652	—	(14)
Expiring 11/15/23	MSC	NZD	10	5,817	5,827	10	—
Expiring 11/15/23	MSC	NZD	10	6,023	5,827	—	(196)
Expiring 11/15/23	MSC	NZD	10	6,023	5,826	—	(197)
Expiring 11/15/23	MSC	NZD	10	6,023	5,826	—	(197)
Norwegian Krone,
Expiring 11/15/23	MSC	NOK	828	73,933	74,150	217	—
Expiring 11/15/23	MSC	NOK	473	42,201	42,396	195	—
Expiring 11/15/23	MSC	NOK	472	42,703	42,297	—	(406)
Expiring 11/15/23	MSC	NOK	354	32,029	31,724	—	(305)
Expiring 11/15/23	MSC	NOK	350	31,770	31,315	—	(455)
Expiring 11/15/23	MSC	NOK	346	31,489	30,945	—	(544)
Expiring 11/15/23	MSC	NOK	118	10,530	10,559	29	—
Polish Zloty,
Expiring 11/15/23	MSC	PLN	89	21,023	21,108	85	—
Expiring 11/15/23	MSC	PLN	89	21,061	21,116	55	—
Expiring 11/15/23	MSC	PLN	89	21,061	21,116	55	—
Expiring 11/15/23	MSC	PLN	45	10,539	10,582	43	—
Expiring 11/15/23	MSC	PLN	44	10,554	10,502	—	(52)
Singapore Dollar,
Expiring 11/15/23	MSC	SGD	260	190,022	190,016	—	(6)
Expiring 11/15/23	MSC	SGD	233	170,051	170,317	266	—
Expiring 11/15/23	MSC	SGD	109	79,911	79,908	—	(3)
Expiring 11/15/23	MSC	SGD	96	70,013	70,075	62	—
Expiring 11/15/23	MSC	SGD	82	60,060	60,154	94	—
Expiring 11/15/23	MSC	SGD	68	49,974	49,972	—	(2)
Expiring 11/15/23	MSC	SGD	55	40,010	39,902	—	(108)

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 11/15/23	MSC	SGD	55	$40,036	$40,037	$1	$—
Expiring 11/15/23	MSC	SGD	27	20,004	20,022	18	—
Expiring 11/15/23	MSC	SGD	27	20,036	20,019	—	(17)
Expiring 11/15/23	MSC	SGD	14	10,011	10,002	—	(9)
Expiring 11/15/23	MSC	SGD	14	10,007	10,024	17	—
Expiring 11/15/23	MSC	SGD	14	10,003	9,976	—	(27)
Expiring 11/15/23	MSC	SGD	14	10,002	10,011	9	—
Expiring 11/15/23	MSC	SGD	14	10,012	9,957	—	(55)
Expiring 11/15/23	MSC	SGD	14	10,009	10,027	18	—
Expiring 11/15/23	MSC	SGD	14	10,006	9,990	—	(16)
South African Rand,
Expiring 11/15/23	MSC	ZAR	3,603	190,000	193,075	3,075	—
Expiring 11/15/23	MSC	ZAR	569	29,901	30,469	568	—
Expiring 11/15/23	MSC	ZAR	561	29,943	30,084	141	—
Expiring 11/15/23	MSC	ZAR	377	19,959	20,190	231	—
Expiring 11/15/23	MSC	ZAR	190	9,977	10,179	202	—
Expiring 11/15/23	MSC	ZAR	190	9,953	10,174	221	—
Expiring 11/15/23	MSC	ZAR	189	9,964	10,153	189	—
Expiring 11/15/23	MSC	ZAR	188	9,977	10,082	105	—
Expiring 11/15/23	MSC	ZAR	188	9,976	10,072	96	—
Expiring 11/15/23	MSC	ZAR	188	9,946	10,061	115	—
Expiring 11/15/23	MSC	ZAR	188	9,997	10,059	62	—
South Korean Won,
Expiring 11/15/23	MSC	KRW	53,868	40,000	39,851	—	(149)
Expiring 11/15/23	MSC	KRW	40,497	30,000	29,959	—	(41)
Expiring 11/15/23	MSC	KRW	27,140	20,000	20,078	78	—
Expiring 11/15/23	MSC	KRW	27,000	20,000	19,974	—	(26)
Expiring 11/15/23	MSC	KRW	26,963	20,000	19,947	—	(53)
Expiring 11/15/23	MSC	KRW	26,945	20,000	19,933	—	(67)
Expiring 11/15/23	MSC	KRW	13,576	10,000	10,044	44	—
Expiring 11/15/23	MSC	KRW	13,527	10,000	10,007	7	—
Expiring 11/15/23	MSC	KRW	13,524	10,000	10,005	5	—
Expiring 11/15/23	MSC	KRW	13,426	10,000	9,932	—	(68)
Expiring 11/15/23	MSC	KRW	13,373	10,000	9,893	—	(107)
Swedish Krona,
Expiring 11/15/23	MSC	SEK	8,703	783,493	780,156	—	(3,337)
Expiring 11/15/23	MSC	SEK	4,306	392,759	385,973	—	(6,786)
Expiring 11/15/23	MSC	SEK	3,419	305,535	306,480	945	—
Expiring 11/15/23	MSC	SEK	2,827	254,545	253,415	—	(1,130)
Expiring 11/15/23	MSC	SEK	2,548	231,507	228,380	—	(3,127)
Expiring 11/15/23	MSC	SEK	1,617	146,672	144,956	—	(1,716)
Expiring 11/15/23	MSC	SEK	1,498	137,259	134,299	—	(2,960)

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund    23

Schedule of Investments  (continued)

as of October 31, 2023

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swedish Krona (cont’d.),
Expiring 11/15/23	MSC	SEK	820	$74,406	$73,487	$—	$(919)
Expiring 11/15/23	MSC	SEK	707	63,191	63,387	196	—
Expiring 11/15/23	MSC	SEK	695	63,041	62,304	—	(737)
Expiring 11/15/23	MSC	SEK	585	53,375	52,417	—	(958)
Expiring 11/15/23	MSC	SEK	584	52,972	52,318	—	(654)
Expiring 11/15/23	MSC	SEK	471	42,224	42,252	28	—
Expiring 11/15/23	MSC	SEK	234	21,350	20,967	—	(383)
Expiring 11/15/23	MSC	SEK	231	21,238	20,721	—	(517)
Expiring 11/15/23	MSC	SEK	231	21,113	20,674	—	(439)
Expiring 11/15/23	MSC	SEK	230	21,094	20,655	—	(439)
Expiring 11/15/23	MSC	SEK	118	10,532	10,565	33	—
Expiring 11/15/23	MSC	SEK	118	10,584	10,539	—	(45)
Expiring 11/15/23	MSC	SEK	118	10,532	10,565	33	—
Expiring 11/15/23	MSC	SEK	117	10,631	10,500	—	(131)
Expiring 11/15/23	MSC	SEK	117	10,703	10,495	—	(208)
Expiring 11/15/23	MSC	SEK	115	10,581	10,351	—	(230)
Expiring 11/15/23	MSC	SEK	—*	14	14	—	—
Swiss Franc,
Expiring 11/15/23	MSC	CHF	384	431,173	423,109	—	(8,064)
Expiring 11/15/23	MSC	CHF	296	330,820	326,176	—	(4,644)
Expiring 11/15/23	MSC	CHF	205	230,521	225,808	—	(4,713)
Expiring 11/15/23	MSC	CHF	180	200,235	198,697	—	(1,538)
Expiring 11/15/23	MSC	CHF	163	180,651	179,410	—	(1,241)
Expiring 11/15/23	MSC	CHF	152	170,307	166,965	—	(3,342)
Expiring 11/15/23	MSC	CHF	143	160,548	157,515	—	(3,033)
Expiring 11/15/23	MSC	CHF	98	110,190	108,201	—	(1,989)
Expiring 11/15/23	MSC	CHF	81	90,282	89,439	—	(843)
Expiring 11/15/23	MSC	CHF	72	80,250	79,501	—	(749)
Expiring 11/15/23	MSC	CHF	72	80,311	79,209	—	(1,102)
Expiring 11/15/23	MSC	CHF	71	80,190	78,690	—	(1,500)
Expiring 11/15/23	MSC	CHF	54	60,174	59,348	—	(826)
Expiring 11/15/23	MSC	CHF	54	60,203	59,716	—	(487)
Expiring 11/15/23	MSC	CHF	36	40,083	39,263	—	(820)
Expiring 11/15/23	MSC	CHF	27	30,000	29,774	—	(226)
Expiring 11/15/23	MSC	CHF	27	30,152	29,828	—	(324)
Expiring 11/15/23	MSC	CHF	9	10,017	9,836	—	(181)
Expiring 11/15/23	MSC	CHF	9	9,968	9,893	—	(75)
Thai Baht,
Expiring 11/15/23	MSC	THB	3,991	110,105	111,178	1,073	—
Expiring 11/15/23	MSC	THB	1,441	40,186	40,158	—	(28)
Expiring 11/15/23	MSC	THB	1,078	29,887	30,037	150	—
Expiring 11/15/23	MSC	THB	727	20,045	20,240	195	—

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 11/15/23	MSC	THB	362	$10,014	$10,077	$63	$—
Expiring 11/15/23	MSC	THB	359	9,963	10,013	50	—

				$30,654,998	$30,488,626	44,056	(210,428)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 11/15/23	MSC	AUD	3,660	$2,353,898	$2,322,931	$30,967	$—
Expiring 11/15/23	MSC	AUD	1,210	767,206	767,964	—	(758)
Expiring 11/15/23	MSC	AUD	1,200	771,770	761,617	10,153	—
Expiring 11/15/23	MSC	AUD	980	624,736	621,986	2,750	—
Expiring 11/15/23	MSC	AUD	930	587,361	590,253	—	(2,892)
Expiring 11/15/23	MSC	AUD	680	431,622	431,582	40	—
Expiring 11/15/23	MSC	AUD	440	282,982	279,259	3,723	—
Expiring 11/15/23	MSC	AUD	350	225,100	222,139	2,961	—
Expiring 11/15/23	MSC	AUD	230	145,148	145,977	—	(829)
Expiring 11/15/23	MSC	AUD	220	139,685	139,630	55	—
Expiring 11/15/23	MSC	AUD	140	88,768	88,856	—	(88)
Expiring 11/15/23	MSC	AUD	130	82,627	82,509	118	—
Expiring 11/15/23	MSC	AUD	60	38,096	38,081	15	—
Expiring 11/15/23	MSC	AUD	30	18,947	19,040	—	(93)
Brazilian Real,
Expiring 11/03/23	MSC	BRL	4,955	990,000	982,327	7,673	—
Expiring 11/03/23	MSC	BRL	779	150,000	154,351	—	(4,351)
Expiring 11/03/23	MSC	BRL	550	110,000	109,086	914	—
Expiring 11/03/23	MSC	BRL	518	100,000	102,737	—	(2,737)
Expiring 11/03/23	MSC	BRL	459	90,000	91,003	—	(1,003)
Expiring 11/03/23	MSC	BRL	311	59,999	61,658	—	(1,659)
Expiring 11/03/23	MSC	BRL	304	60,000	60,357	—	(357)
Expiring 11/03/23	MSC	BRL	302	60,000	59,888	112	—
Expiring 11/03/23	MSC	BRL	254	50,000	50,406	—	(406)
Expiring 11/03/23	MSC	BRL	250	50,000	49,612	388	—
Expiring 11/03/23	MSC	BRL	207	40,000	41,102	—	(1,102)
Expiring 11/03/23	MSC	BRL	204	40,000	40,487	—	(487)
Expiring 11/03/23	MSC	BRL	150	30,000	29,767	233	—
Expiring 11/03/23	MSC	BRL	105	20,000	20,719	—	(719)
Expiring 11/03/23	MSC	BRL	102	20,000	20,175	—	(175)
Expiring 11/03/23	MSC	BRL	52	10,000	10,275	—	(275)

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund    25

Schedule of Investments  (continued)

as of October 31, 2023

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 11/03/23	MSC	BRL	51	$10,000	$10,059	$—	$(59)
Expiring 12/04/23	MSC	BRL	403	80,000	79,578	422	—
Expiring 12/04/23	MSC	BRL	200	40,000	39,514	486	—
Expiring 12/04/23	MSC	BRL	151	30,000	29,846	154	—
Expiring 12/04/23	MSC	BRL	100	20,000	19,849	151	—
Expiring 12/04/23	MSC	BRL	99	20,000	19,590	410	—
Expiring 12/04/23	MSC	BRL	50	10,000	9,958	42	—
British Pound,
Expiring 11/15/23	MSC	GBP	270	328,914	328,201	713	—
Expiring 11/15/23	MSC	GBP	240	291,713	291,734	—	(21)
Expiring 11/15/23	MSC	GBP	210	254,850	255,268	—	(418)
Expiring 11/15/23	MSC	GBP	120	145,772	145,867	—	(95)
Expiring 11/15/23	MSC	GBP	120	145,890	145,867	23	—
Expiring 11/15/23	MSC	GBP	110	133,843	133,712	131	—
Expiring 11/15/23	MSC	GBP	90	109,248	109,401	—	(153)
Expiring 11/15/23	MSC	GBP	90	109,397	109,400	—	(3)
Expiring 11/15/23	MSC	GBP	80	96,923	97,245	—	(322)
Expiring 11/15/23	MSC	GBP	80	97,524	97,244	280	—
Expiring 11/15/23	MSC	GBP	80	96,954	97,245	—	(291)
Expiring 11/15/23	MSC	GBP	70	85,131	85,089	42	—
Expiring 11/15/23	MSC	GBP	70	84,833	85,089	—	(256)
Expiring 11/15/23	MSC	GBP	60	73,759	72,934	825	—
Expiring 11/15/23	MSC	GBP	50	60,596	60,778	—	(182)
Expiring 11/15/23	MSC	GBP	50	61,065	60,778	287	—
Expiring 11/15/23	MSC	GBP	50	60,694	60,778	—	(84)
Expiring 11/15/23	MSC	GBP	50	60,595	60,778	—	(183)
Expiring 11/15/23	MSC	GBP	40	48,582	48,623	—	(41)
Expiring 11/15/23	MSC	GBP	30	36,485	36,467	18	—
Expiring 11/15/23	MSC	GBP	30	36,466	36,467	—	(1)
Expiring 11/15/23	MSC	GBP	30	36,443	36,467	—	(24)
Expiring 11/15/23	MSC	GBP	30	36,485	36,467	18	—
Expiring 11/15/23	MSC	GBP	20	24,335	24,311	24	—
Expiring 11/15/23	MSC	GBP	20	24,295	24,311	—	(16)
Expiring 11/15/23	MSC	GBP	20	24,291	24,311	—	(20)
Expiring 11/15/23	MSC	GBP	20	24,426	24,311	115	—
Expiring 11/15/23	MSC	GBP	20	24,381	24,311	70	—
Expiring 11/15/23	MSC	GBP	20	24,287	24,311	—	(24)
Expiring 11/15/23	MSC	GBP	20	24,426	24,311	115	—
Expiring 11/15/23	MSC	GBP	20	24,295	24,311	—	(16)
Expiring 11/15/23	MSC	GBP	20	24,287	24,311	—	(24)
Expiring 11/15/23	MSC	GBP	10	12,155	12,155	—	—
Expiring 11/15/23	MSC	GBP	10	12,145	12,155	—	(10)

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 11/15/23	MSC	GBP	10	$12,163	$12,156	$7	$—
Expiring 11/15/23	MSC	GBP	10	12,119	12,155	—	(36)
Expiring 11/15/23	MSC	GBP	10	12,139	12,156	—	(17)
Expiring 11/15/23	MSC	GBP	10	12,136	12,156	—	(20)
Expiring 11/15/23	MSC	GBP	10	12,155	12,156	—	(1)
Expiring 11/15/23	MSC	GBP	10	12,145	12,155	—	(10)
Expiring 11/15/23	MSC	GBP	10	12,293	12,156	137	—
Expiring 11/15/23	MSC	GBP	10	12,191	12,156	35	—
Expiring 11/15/23	MSC	GBP	10	12,119	12,156	—	(37)
Canadian Dollar,
Expiring 11/15/23	MSC	CAD	903	660,446	651,182	9,264	—
Expiring 11/15/23	MSC	CAD	832	610,683	600,119	10,564	—
Expiring 11/15/23	MSC	CAD	682	500,460	492,237	8,223	—
Expiring 11/15/23	MSC	CAD	636	460,134	458,880	1,254	—
Expiring 11/15/23	MSC	CAD	384	280,142	276,681	3,461	—
Expiring 11/15/23	MSC	CAD	384	280,129	276,806	3,323	—
Expiring 11/15/23	MSC	CAD	316	230,702	227,621	3,081	—
Expiring 11/15/23	MSC	CAD	232	170,119	167,554	2,565	—
Expiring 11/15/23	MSC	CAD	218	160,057	157,081	2,976	—
Expiring 11/15/23	MSC	CAD	204	150,045	147,119	2,926	—
Expiring 11/15/23	MSC	CAD	194	140,084	140,067	17	—
Expiring 11/15/23	MSC	CAD	166	119,889	119,726	163	—
Expiring 11/15/23	MSC	CAD	97	70,065	69,814	251	—
Expiring 11/15/23	MSC	CAD	69	50,057	49,512	545	—
Expiring 11/15/23	MSC	CAD	69	50,022	49,884	138	—
Expiring 11/15/23	MSC	CAD	68	49,991	49,126	865	—
Expiring 11/15/23	MSC	CAD	68	50,032	49,259	773	—
Expiring 11/15/23	MSC	CAD	42	30,019	30,015	4	—
Expiring 11/15/23	MSC	CAD	28	20,007	19,952	55	—
Expiring 11/15/23	MSC	CAD	27	20,012	19,794	218	—
Expiring 11/15/23	MSC	CAD	14	10,005	9,832	173	—
Expiring 11/15/23	MSC	CAD	14	10,005	9,969	36	—
Expiring 11/15/23	MSC	CAD	14	10,004	9,853	151	—
Expiring 11/15/23	MSC	CAD	14	10,014	10,000	14	—
Chilean Peso,
Expiring 11/15/23	MSC	CLP	130,040	140,000	145,175	—	(5,175)
Expiring 11/15/23	MSC	CLP	9,394	10,000	10,487	—	(487)
Expiring 11/15/23	MSC	CLP	9,331	10,000	10,417	—	(417)
Chinese Renminbi,
Expiring 11/15/23	MSC	CNH	1,240	170,000	169,037	963	—
Expiring 11/15/23	MSC	CNH	220	30,040	29,954	86	—
Expiring 11/15/23	MSC	CNH	147	20,017	20,018	—	(1)

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund    27

Schedule of Investments  (continued)

as of October 31, 2023

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chinese Renminbi (cont’d.),
Expiring 11/15/23	MSC	CNH	73	$10,014	$9,988	$26	$—
Expiring 11/15/23	MSC	CNH	73	10,016	9,993	23	—
Expiring 11/15/23	MSC	CNH	73	10,013	9,960	53	—
Expiring 11/15/23	MSC	CNH	73	10,005	10,004	1	—
Expiring 11/15/23	MSC	CNH	—*	15	15	—	—
Colombian Peso,
Expiring 11/16/23	MSC	COP	42,467	10,000	10,278	—	(278)
Czech Koruna,
Expiring 11/15/23	MSC	CZK	246	10,549	10,599	—	(50)
Expiring 11/15/23	MSC	CZK	—*	12	12	—	—
Euro,
Expiring 11/15/23	MSC	EUR	3,620	3,846,506	3,832,716	13,790	—
Expiring 11/15/23	MSC	EUR	2,320	2,465,164	2,456,326	8,838	—
Expiring 11/15/23	MSC	EUR	890	945,688	942,298	3,390	—
Expiring 11/15/23	MSC	EUR	300	318,771	317,628	1,143	—
Expiring 11/15/23	MSC	EUR	300	318,771	317,628	1,143	—
Expiring 11/15/23	MSC	EUR	240	253,497	254,102	—	(605)
Expiring 11/15/23	MSC	EUR	230	243,222	243,515	—	(293)
Expiring 11/15/23	MSC	EUR	220	232,401	232,927	—	(526)
Expiring 11/15/23	MSC	EUR	210	221,514	222,340	—	(826)
Expiring 11/15/23	MSC	EUR	140	147,155	148,227	—	(1,072)
Expiring 11/15/23	MSC	EUR	130	137,923	137,639	284	—
Expiring 11/15/23	MSC	EUR	120	126,742	127,051	—	(309)
Expiring 11/15/23	MSC	EUR	110	116,418	116,464	—	(46)
Expiring 11/15/23	MSC	EUR	100	105,937	105,876	61	—
Expiring 11/15/23	MSC	EUR	90	94,599	95,288	—	(689)
Expiring 11/15/23	MSC	EUR	90	95,174	95,289	—	(115)
Expiring 11/15/23	MSC	EUR	80	84,762	84,701	61	—
Expiring 11/15/23	MSC	EUR	70	73,979	74,113	—	(134)
Expiring 11/15/23	MSC	EUR	60	63,449	63,525	—	(76)
Expiring 11/15/23	MSC	EUR	50	52,976	52,938	38	—
Expiring 11/15/23	MSC	EUR	50	52,842	52,938	—	(96)
Expiring 11/15/23	MSC	EUR	50	53,024	52,938	86	—
Expiring 11/15/23	MSC	EUR	40	42,250	42,351	—	(101)
Expiring 11/15/23	MSC	EUR	30	31,781	31,763	18	—
Expiring 11/15/23	MSC	EUR	30	31,687	31,763	—	(76)
Expiring 11/15/23	MSC	EUR	30	31,687	31,763	—	(76)
Expiring 11/15/23	MSC	EUR	20	21,191	21,176	15	—
Expiring 11/15/23	MSC	EUR	20	21,237	21,176	61	—
Expiring 11/15/23	MSC	EUR	20	21,022	21,175	—	(153)
Expiring 11/15/23	MSC	EUR	20	21,264	21,176	88	—
Expiring 11/15/23	MSC	EUR	20	21,150	21,175	—	(25)

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 11/15/23	MSC	EUR	20	$21,150	$21,175	$—	$(25)
Expiring 11/15/23	MSC	EUR	20	21,237	21,176	61	—
Expiring 11/15/23	MSC	EUR	20	21,187	21,175	12	—
Expiring 11/15/23	MSC	EUR	20	21,096	21,176	—	(80)
Expiring 11/15/23	MSC	EUR	10	10,632	10,588	44	—
Expiring 11/15/23	MSC	EUR	10	10,568	10,587	—	(19)
Expiring 11/15/23	MSC	EUR	10	10,562	10,587	—	(25)
Expiring 11/15/23	MSC	EUR	10	10,595	10,587	8	—
Expiring 11/15/23	MSC	EUR	10	10,548	10,587	—	(39)
Expiring 11/15/23	MSC	EUR	10	10,599	10,588	11	—
Expiring 11/15/23	MSC	EUR	10	10,594	10,588	6	—
Expiring 11/15/23	MSC	EUR	10	10,599	10,588	11	—
Hungarian Forint,
Expiring 11/15/23	MSC	HUF	15,391	42,314	42,469	—	(155)
Expiring 11/15/23	MSC	HUF	7,741	21,058	21,360	—	(302)
Expiring 11/15/23	MSC	HUF	3,856	10,572	10,640	—	(68)
Expiring 11/15/23	MSC	HUF	3,851	10,557	10,625	—	(68)
Expiring 11/15/23	MSC	HUF	3,845	10,508	10,608	—	(100)
Expiring 11/15/23	MSC	HUF	4	10	10	—	—
Indian Rupee,
Expiring 11/16/23	MSC	INR	42,470	510,000	509,768	232	—
Expiring 11/16/23	MSC	INR	3,334	40,000	40,014	—	(14)
Expiring 11/16/23	MSC	INR	3,331	40,000	39,982	18	—
Expiring 11/16/23	MSC	INR	3,327	40,000	39,939	61	—
Expiring 11/16/23	MSC	INR	2,499	30,000	29,992	8	—
Expiring 11/16/23	MSC	INR	2,498	30,000	29,984	16	—
Expiring 11/16/23	MSC	INR	1,666	20,000	20,000	—	—
Expiring 11/16/23	MSC	INR	1,666	20,000	19,995	5	—
Expiring 11/16/23	MSC	INR	1,665	20,000	19,990	10	—
Expiring 11/16/23	MSC	INR	1,664	20,000	19,972	28	—
Expiring 11/16/23	MSC	INR	1,663	20,000	19,959	41	—
Expiring 11/16/23	MSC	INR	833	10,000	9,995	5	—
Expiring 11/16/23	MSC	INR	833	10,000	10,004	—	(4)
Expiring 11/16/23	MSC	INR	833	10,000	10,004	—	(4)
Expiring 11/16/23	MSC	INR	833	10,000	9,997	3	—
Expiring 11/16/23	MSC	INR	833	10,000	9,995	5	—
Expiring 11/16/23	MSC	INR	833	10,000	10,002	—	(2)
Expiring 11/16/23	MSC	INR	831	10,000	9,979	21	—
Indonesian Rupiah,
Expiring 11/15/23	MSC	IDR	3,772,536	240,000	236,751	3,249	—
Expiring 11/15/23	MSC	IDR	475,996	30,000	29,872	128	—
Expiring 11/15/23	MSC	IDR	314,300	20,000	19,724	276	—

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund    29

Schedule of Investments  (continued)

as of October 31, 2023

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah (cont’d.),
Expiring 11/15/23	MSC	IDR	159,205	$10,000	$9,991	$9	$—
Expiring 11/15/23	MSC	IDR	157,296	10,000	9,871	129	—
Israeli Shekel,
Expiring 11/15/23	MSC	ILS	670	170,000	165,935	4,065	—
Expiring 11/15/23	MSC	ILS	324	80,744	80,311	433	—
Expiring 11/15/23	MSC	ILS	41	10,039	10,050	—	(11)
Japanese Yen,
Expiring 11/15/23	MSC	JPY	221,842	1,500,000	1,467,183	32,817	—
Expiring 11/15/23	MSC	JPY	137,683	910,655	910,590	65	—
Expiring 11/15/23	MSC	JPY	66,553	450,000	440,155	9,845	—
Expiring 11/15/23	MSC	JPY	52,428	351,551	346,739	4,812	—
Expiring 11/15/23	MSC	JPY	46,424	311,318	307,034	4,284	—
Expiring 11/15/23	MSC	JPY	31,449	211,042	207,992	3,050	—
Expiring 11/15/23	MSC	JPY	28,411	190,934	187,901	3,033	—
Expiring 11/15/23	MSC	JPY	26,925	180,810	178,074	2,736	—
Expiring 11/15/23	MSC	JPY	22,184	150,000	146,718	3,282	—
Expiring 11/15/23	MSC	JPY	20,976	140,567	138,726	1,841	—
Expiring 11/15/23	MSC	JPY	19,691	130,238	130,229	9	—
Expiring 11/15/23	MSC	JPY	19,451	130,624	128,642	1,982	—
Expiring 11/15/23	MSC	JPY	19,226	130,000	127,156	2,844	—
Expiring 11/15/23	MSC	JPY	17,973	120,514	118,870	1,644	—
Expiring 11/15/23	MSC	JPY	17,747	120,000	117,375	2,625	—
Expiring 11/15/23	MSC	JPY	14,988	100,406	99,125	1,281	—
Expiring 11/15/23	MSC	JPY	14,987	100,401	99,120	1,281	—
Expiring 11/15/23	MSC	JPY	14,973	100,447	99,024	1,423	—
Expiring 11/15/23	MSC	JPY	13,466	90,431	89,059	1,372	—
Expiring 11/15/23	MSC	JPY	11,970	80,408	79,163	1,245	—
Expiring 11/15/23	MSC	JPY	10,473	70,298	69,264	1,034	—
Expiring 11/15/23	MSC	JPY	10,432	70,341	68,995	1,346	—
Expiring 11/15/23	MSC	JPY	8,984	60,195	59,414	781	—
Expiring 11/15/23	MSC	JPY	7,481	50,240	49,478	762	—
Expiring 11/15/23	MSC	JPY	6,059	40,073	40,070	3	—
Expiring 11/15/23	MSC	JPY	4,544	30,055	30,053	2	—
Expiring 11/15/23	MSC	JPY	4,478	30,162	29,614	548	—
Expiring 11/15/23	MSC	JPY	2,998	20,086	19,830	256	—
Expiring 11/15/23	MSC	JPY	2,998	20,115	19,830	285	—
Expiring 11/15/23	MSC	JPY	2,996	20,086	19,812	274	—
Expiring 11/15/23	MSC	JPY	2,995	20,089	19,804	285	—
Expiring 11/15/23	MSC	JPY	2,995	20,066	19,806	260	—
Expiring 11/15/23	MSC	JPY	2,995	20,089	19,804	285	—
Expiring 11/15/23	MSC	JPY	1,515	10,018	10,017	1	—
Expiring 11/15/23	MSC	JPY	1,500	10,034	9,918	116	—

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 11/15/23	MSC	JPY	1,499	$10,050	$9,912	$138	$—
Expiring 11/15/23	MSC	JPY	1,498	10,041	9,910	131	—
Expiring 11/15/23	MSC	JPY	1,498	10,044	9,907	137	—
Expiring 11/15/23	MSC	JPY	1,497	10,048	9,900	148	—
Expiring 11/15/23	MSC	JPY	1,497	10,048	9,900	148	—
Expiring 11/15/23	MSC	JPY	1,496	10,045	9,893	152	—
Mexican Peso,
Expiring 11/15/23	MSC	MXN	1,457	79,838	80,637	—	(799)
Expiring 11/15/23	MSC	MXN	1,270	69,338	70,267	—	(929)
Expiring 11/15/23	MSC	MXN	367	19,984	20,303	—	(319)
Expiring 11/15/23	MSC	MXN	182	9,932	10,065	—	(133)
Expiring 11/15/23	MSC	MXN	182	9,967	10,066	—	(99)
Expiring 11/15/23	MSC	MXN	180	9,941	9,986	—	(45)
Expiring 11/15/23	MSC	MXN	179	9,944	9,881	63	—
New Taiwanese Dollar,
Expiring 11/15/23	MSC	TWD	2,585	80,000	79,693	307	—
Expiring 11/15/23	MSC	TWD	2,245	70,000	69,209	791	—
Expiring 11/15/23	MSC	TWD	2,245	70,000	69,215	785	—
Expiring 11/15/23	MSC	TWD	1,621	50,000	49,986	14	—
Expiring 11/15/23	MSC	TWD	1,617	50,000	49,839	161	—
Expiring 11/15/23	MSC	TWD	1,608	50,000	49,583	417	—
Expiring 11/15/23	MSC	TWD	974	30,000	30,036	—	(36)
Expiring 11/15/23	MSC	TWD	968	30,000	29,850	150	—
Expiring 11/15/23	MSC	TWD	650	20,000	20,024	—	(24)
Expiring 11/15/23	MSC	TWD	648	20,000	19,971	29	—
Expiring 11/15/23	MSC	TWD	646	20,000	19,929	71	—
Expiring 11/15/23	MSC	TWD	646	20,000	19,929	71	—
Expiring 11/15/23	MSC	TWD	645	20,000	19,881	119	—
Expiring 11/15/23	MSC	TWD	641	20,000	19,762	238	—
Expiring 11/15/23	MSC	TWD	323	10,000	9,962	38	—
Expiring 11/15/23	MSC	TWD	323	10,000	9,952	48	—
Expiring 11/15/23	MSC	TWD	322	10,000	9,941	59	—
Expiring 11/15/23	MSC	TWD	321	10,000	9,886	114	—
Expiring 11/15/23	MSC	TWD	320	10,000	9,881	119	—
New Zealand Dollar,
Expiring 11/15/23	MSC	NZD	530	312,793	308,793	4,000	—
Expiring 11/15/23	MSC	NZD	520	304,829	302,967	1,862	—
Expiring 11/15/23	MSC	NZD	240	139,330	139,831	—	(501)
Expiring 11/15/23	MSC	NZD	160	93,947	93,220	727	—
Expiring 11/15/23	MSC	NZD	150	88,428	87,394	1,034	—
Expiring 11/15/23	MSC	NZD	130	75,759	75,742	17	—
Expiring 11/15/23	MSC	NZD	110	64,182	64,089	93	—

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund    31

Schedule of Investments  (continued)

as of October 31, 2023

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Zealand Dollar (cont’d.),
Expiring 11/15/23	MSC	NZD	110	$64,854	$64,089	$765	$—
Expiring 11/15/23	MSC	NZD	100	58,425	58,263	162	—
Expiring 11/15/23	MSC	NZD	90	53,351	52,437	914	—
Expiring 11/15/23	MSC	NZD	90	52,385	52,437	—	(52)
Expiring 11/15/23	MSC	NZD	90	53,012	52,437	575	—
Expiring 11/15/23	MSC	NZD	70	41,102	40,784	318	—
Expiring 11/15/23	MSC	NZD	60	34,976	34,958	18	—
Expiring 11/15/23	MSC	NZD	40	23,561	23,305	256	—
Expiring 11/15/23	MSC	NZD	40	23,317	23,305	12	—
Expiring 11/15/23	MSC	NZD	40	23,687	23,305	382	—
Expiring 11/15/23	MSC	NZD	40	24,036	23,305	731	—
Expiring 11/15/23	MSC	NZD	30	17,522	17,479	43	—
Expiring 11/15/23	MSC	NZD	20	11,804	11,653	151	—
Expiring 11/15/23	MSC	NZD	20	11,804	11,653	151	—
Expiring 11/15/23	MSC	NZD	20	11,909	11,652	257	—
Expiring 11/15/23	MSC	NZD	20	11,790	11,652	138	—
Expiring 11/15/23	MSC	NZD	20	11,640	11,653	—	(13)
Expiring 11/15/23	MSC	NZD	10	5,955	5,827	128	—
Expiring 11/15/23	MSC	NZD	10	5,843	5,827	16	—
Expiring 11/15/23	MSC	NZD	10	5,828	5,827	1	—
Expiring 11/15/23	MSC	NZD	10	5,890	5,826	64	—
Norwegian Krone,
Expiring 11/15/23	MSC	NOK	2,104	190,770	188,421	2,349	—
Expiring 11/15/23	MSC	NOK	2,005	179,898	179,538	360	—
Expiring 11/15/23	MSC	NOK	1,298	117,044	116,238	806	—
Expiring 11/15/23	MSC	NOK	808	73,976	72,347	1,629	—
Expiring 11/15/23	MSC	NOK	708	63,884	63,444	440	—
Expiring 11/15/23	MSC	NOK	692	63,796	61,958	1,838	—
Expiring 11/15/23	MSC	NOK	692	63,426	61,977	1,449	—
Expiring 11/15/23	MSC	NOK	691	63,671	61,926	1,745	—
Expiring 11/15/23	MSC	NOK	594	53,171	53,172	—	(1)
Expiring 11/15/23	MSC	NOK	591	53,252	52,885	367	—
Expiring 11/15/23	MSC	NOK	474	42,493	42,408	85	—
Expiring 11/15/23	MSC	NOK	466	42,209	41,734	475	—
Expiring 11/15/23	MSC	NOK	355	31,808	31,804	4	—
Expiring 11/15/23	MSC	NOK	345	31,574	30,903	671	—
Expiring 11/15/23	MSC	NOK	237	21,094	21,201	—	(107)
Expiring 11/15/23	MSC	NOK	237	21,246	21,203	43	—
Expiring 11/15/23	MSC	NOK	237	21,093	21,200	—	(107)
Expiring 11/15/23	MSC	NOK	234	21,222	20,935	287	—
Expiring 11/15/23	MSC	NOK	232	21,087	20,740	347	—
Expiring 11/15/23	MSC	NOK	118	10,650	10,577	73	—

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Norwegian Krone (cont’d.),
Expiring 11/15/23	MSC	NOK	118	$10,579	$10,582	$—	$(3)
Expiring 11/15/23	MSC	NOK	117	10,612	10,490	122	—
Expiring 11/15/23	MSC	NOK	117	10,590	10,447	143	—
Expiring 11/15/23	MSC	NOK	117	10,613	10,491	122	—
Expiring 11/15/23	MSC	NOK	116	10,591	10,372	219	—
Expiring 11/15/23	MSC	NOK	116	10,566	10,430	136	—
Expiring 11/15/23	MSC	NOK	115	10,525	10,311	214	—
Expiring 11/15/23	MSC	NOK	115	10,634	10,328	306	—
Expiring 11/15/23	MSC	NOK	115	10,572	10,330	242	—
Expiring 11/15/23	MSC	NOK	1	46	45	1	—
Expiring 11/15/23	MSC	NOK	—*	34	34	—	—
Philippine Peso,
Expiring 11/15/23	MSC	PHP	2,837	50,000	49,965	35	—
Expiring 11/15/23	MSC	PHP	569	10,000	10,017	—	(17)
Expiring 11/15/23	MSC	PHP	568	10,000	10,012	—	(12)
Polish Zloty,
Expiring 11/15/23	MSC	PLN	136	31,608	32,310	—	(702)
Expiring 11/15/23	MSC	PLN	133	31,638	31,642	—	(4)
Expiring 11/15/23	MSC	PLN	91	21,071	21,496	—	(425)
Expiring 11/15/23	MSC	PLN	90	21,214	21,261	—	(47)
Expiring 11/15/23	MSC	PLN	89	21,133	21,145	—	(12)
Expiring 11/15/23	MSC	PLN	89	21,144	21,205	—	(61)
Expiring 11/15/23	MSC	PLN	89	21,159	21,171	—	(12)
Expiring 11/15/23	MSC	PLN	45	10,551	10,764	—	(213)
Expiring 11/15/23	MSC	PLN	45	10,505	10,738	—	(233)
Expiring 11/15/23	MSC	PLN	45	10,647	10,603	44	—
Expiring 11/15/23	MSC	PLN	45	10,648	10,604	44	—
Expiring 11/15/23	MSC	PLN	45	10,648	10,604	44	—
Expiring 11/15/23	MSC	PLN	45	10,600	10,600	—	—
Expiring 11/15/23	MSC	PLN	—*	21	21	—	—
Singapore Dollar,
Expiring 11/15/23	MSC	SGD	2,477	1,820,000	1,810,585	9,415	—
Expiring 11/15/23	MSC	SGD	817	600,000	596,896	3,104	—
Expiring 11/15/23	MSC	SGD	192	140,240	140,063	177	—
Expiring 11/15/23	MSC	SGD	164	120,092	120,151	—	(59)
Expiring 11/15/23	MSC	SGD	163	120,000	119,379	621	—
Expiring 11/15/23	MSC	SGD	150	110,144	109,904	240	—
Expiring 11/15/23	MSC	SGD	68	50,110	50,047	63	—
Expiring 11/15/23	MSC	SGD	55	40,051	40,131	—	(80)
Expiring 11/15/23	MSC	SGD	41	30,039	29,974	65	—
Expiring 11/15/23	MSC	SGD	41	30,043	30,061	—	(18)
Expiring 11/15/23	MSC	SGD	41	30,023	30,038	—	(15)

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund    33

Schedule of Investments  (continued)

as of October 31, 2023

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 11/15/23	MSC	SGD	41	$30,065	$30,125	$—	$(60)
Expiring 11/15/23	MSC	SGD	27	20,016	20,026	—	(10)
Expiring 11/15/23	MSC	SGD	27	20,025	20,065	—	(40)
Expiring 11/15/23	MSC	SGD	14	10,013	9,991	22	—
Expiring 11/15/23	MSC	SGD	14	10,033	10,028	5	—
Expiring 11/15/23	MSC	SGD	14	10,015	10,032	—	(17)
Expiring 11/15/23	MSC	SGD	14	10,015	10,032	—	(17)
Expiring 11/15/23	MSC	SGD	14	10,016	9,971	45	—
Expiring 11/15/23	MSC	SGD	14	10,014	10,020	—	(6)
Expiring 11/15/23	MSC	SGD	14	10,022	10,009	13	—
South African Rand,
Expiring 11/15/23	MSC	ZAR	381	19,962	20,435	—	(473)
Expiring 11/15/23	MSC	ZAR	378	19,821	20,251	—	(430)
Expiring 11/15/23	MSC	ZAR	193	10,116	10,341	—	(225)
Expiring 11/15/23	MSC	ZAR	191	10,049	10,228	—	(179)
Expiring 11/15/23	MSC	ZAR	191	10,049	10,228	—	(179)
Expiring 11/15/23	MSC	ZAR	191	9,981	10,217	—	(236)
Expiring 11/15/23	MSC	ZAR	189	10,064	10,133	—	(69)
Expiring 11/15/23	MSC	ZAR	189	10,008	10,108	—	(100)
South Korean Won,
Expiring 11/15/23	MSC	KRW	320,923	240,000	237,416	2,584	—
Expiring 11/15/23	MSC	KRW	80,231	60,000	59,354	646	—
Expiring 11/15/23	MSC	KRW	27,148	20,000	20,084	—	(84)
Expiring 11/15/23	MSC	KRW	26,964	20,000	19,947	53	—
Expiring 11/15/23	MSC	KRW	26,952	20,000	19,939	61	—
Expiring 11/15/23	MSC	KRW	26,946	20,000	19,934	66	—
Expiring 11/15/23	MSC	KRW	26,756	20,000	19,794	206	—
Expiring 11/15/23	MSC	KRW	13,570	10,000	10,039	—	(39)
Expiring 11/15/23	MSC	KRW	13,527	9,999	10,007	—	(8)
Expiring 11/15/23	MSC	KRW	13,523	10,000	10,004	—	(4)
Expiring 11/15/23	MSC	KRW	13,513	10,000	9,996	4	—
Expiring 11/15/23	MSC	KRW	13,480	10,000	9,973	27	—
Expiring 11/15/23	MSC	KRW	13,467	10,000	9,963	37	—
Swedish Krona,
Expiring 11/15/23	MSC	SEK	11,994	1,101,639	1,075,155	26,484	—
Expiring 11/15/23	MSC	SEK	3,467	315,091	310,824	4,267	—
Expiring 11/15/23	MSC	SEK	927	84,343	83,077	1,266	—
Expiring 11/15/23	MSC	SEK	593	53,099	53,137	—	(38)
Expiring 11/15/23	MSC	SEK	589	52,903	52,827	76	—
Expiring 11/15/23	MSC	SEK	471	42,437	42,202	235	—
Expiring 11/15/23	MSC	SEK	465	42,408	41,666	742	—
Expiring 11/15/23	MSC	SEK	464	42,443	41,620	823	—

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swedish Krona (cont’d.),
Expiring 11/15/23	MSC	SEK	354	$31,723	$31,736	$—	$(13)
Expiring 11/15/23	MSC	SEK	349	31,833	31,257	576	—
Expiring 11/15/23	MSC	SEK	348	31,844	31,153	691	—
Expiring 11/15/23	MSC	SEK	348	31,607	31,179	428	—
Expiring 11/15/23	MSC	SEK	236	21,149	21,157	—	(8)
Expiring 11/15/23	MSC	SEK	236	21,215	21,136	79	—
Expiring 11/15/23	MSC	SEK	235	21,219	21,102	117	—
Expiring 11/15/23	MSC	SEK	232	21,137	20,818	319	—
Expiring 11/15/23	MSC	SEK	120	10,743	10,718	25	—
Expiring 11/15/23	MSC	SEK	116	10,543	10,385	158	—
Expiring 11/15/23	MSC	SEK	115	10,601	10,346	255	—
Expiring 11/15/23	MSC	SEK	114	10,391	10,209	182	—
Swiss Franc,
Expiring 11/15/23	MSC	CHF	881	980,000	970,474	9,526	—
Expiring 11/15/23	MSC	CHF	343	380,626	377,464	3,162	—
Expiring 11/15/23	MSC	CHF	297	330,000	326,792	3,208	—
Expiring 11/15/23	MSC	CHF	209	230,761	230,170	591	—
Expiring 11/15/23	MSC	CHF	189	210,602	208,186	2,416	—
Expiring 11/15/23	MSC	CHF	108	120,051	118,663	1,388	—
Expiring 11/15/23	MSC	CHF	107	120,269	118,269	2,000	—
Expiring 11/15/23	MSC	CHF	90	99,501	99,492	9	—
Expiring 11/15/23	MSC	CHF	82	89,949	89,941	8	—
Expiring 11/15/23	MSC	CHF	81	90,459	88,984	1,475	—
Expiring 11/15/23	MSC	CHF	72	80,280	79,321	959	—
Expiring 11/15/23	MSC	CHF	71	80,094	78,663	1,431	—
Expiring 11/15/23	MSC	CHF	63	70,000	69,320	680	—
Expiring 11/15/23	MSC	CHF	45	50,155	49,583	572	—
Expiring 11/15/23	MSC	CHF	45	50,097	49,364	733	—
Expiring 11/15/23	MSC	CHF	27	30,080	29,430	650	—
Expiring 11/15/23	MSC	CHF	27	30,111	29,573	538	—
Expiring 11/15/23	MSC	CHF	18	20,047	19,813	234	—
Expiring 11/15/23	MSC	CHF	18	20,044	19,878	166	—
Expiring 11/15/23	MSC	CHF	9	10,311	10,244	67	—
Expiring 11/15/23	MSC	CHF	9	10,032	9,868	164	—
Expiring 11/15/23	MSC	CHF	9	10,017	9,850	167	—
Expiring 11/15/23	MSC	CHF	9	9,933	9,932	1	—
Expiring 11/15/23	MSC	CHF	9	10,023	9,856	167	—
Thai Baht,
Expiring 11/15/23	MSC	THB	6,173	170,000	171,985	—	(1,985)
Expiring 11/15/23	MSC	THB	2,174	59,994	60,574	—	(580)
Expiring 11/15/23	MSC	THB	1,816	50,000	50,584	—	(584)
Expiring 11/15/23	MSC	THB	1,813	50,036	50,520	—	(484)

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund    35

Schedule of Investments  (continued)

as of October 31, 2023

Forward foreign currency exchange contracts outstanding at October 31, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 11/15/23	MSC	THB	1,094	$30,018	$30,482	$—	$(464)
Expiring 11/15/23	MSC	THB	729	20,012	20,321	—	(309)
Expiring 11/15/23	MSC	THB	727	20,015	20,249	—	(234)
Expiring 11/15/23	MSC	THB	727	20,032	20,244	—	(212)
Expiring 11/15/23	MSC	THB	724	20,032	20,159	—	(127)
Expiring 11/15/23	MSC	THB	365	10,010	10,162	—	(152)
Expiring 11/15/23	MSC	THB	365	10,042	10,159	—	(117)
Expiring 11/15/23	MSC	THB	363	10,007	10,124	—	(117)

				$47,527,464	$47,214,168	358,811	(45,515)

						$402,867	$(255,943)

*	Less than 500.

Cross currency exchange contracts outstanding at October 31, 2023:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
11/15/23	Buy	CZK	493	EUR	20	$38	$—	MSC
11/15/23	Buy	EUR	10	PLN	44	27	—	MSC
11/15/23	Buy	EUR	10	PLN	45	1	—	MSC
11/15/23	Buy	EUR	10	HUF	3,836	2	—	MSC
11/15/23	Buy	EUR	10	HUF	3,837	—	—	MSC
11/15/23	Buy	EUR	10	HUF	3,845	—	(22)	MSC
11/15/23	Buy	EUR	10	HUF	3,870	—	(92)	MSC
11/15/23	Buy	EUR	10	HUF	3,870	—	(90)	MSC
11/15/23	Buy	EUR	20	HUF	7,716	—	(117)	MSC
11/15/23	Buy	EUR	70	SEK	809	1,592	—	MSC
11/15/23	Buy	EUR	80	SEK	925	1,819	—	MSC
11/15/23	Buy	EUR	670	SEK	7,743	15,232	—	MSC
11/15/23	Buy	EUR	2,150	SEK	24,849	48,878	—	MSC
11/15/23	Buy	HUF	3,837	EUR	10	—	—	MSC
11/15/23	Buy	HUF	3,846	EUR	10	26	—	MSC
11/15/23	Buy	HUF	7,681	EUR	20	18	—	MSC
11/15/23	Buy	HUF	7,736	EUR	20	171	—	MSC
11/15/23	Buy	HUF	11,511	EUR	30	—	—	MSC
11/15/23	Buy	HUF	11,530	EUR	30	50	—	MSC
11/15/23	Buy	HUF	15,385	EUR	40	102	—	MSC
11/15/23	Buy	HUF	136,521	EUR	350	6,131	—	MSC
11/15/23	Buy	NOK	229	EUR	20	—	(644)	MSC

See Notes to Financial Statements.

Cross currency exchange contracts outstanding at October 31, 2023 (continued):

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts (cont’d.):
11/15/23	Buy	NOK	1,949	EUR	170	$—	$(5,471)	MSC
11/15/23	Buy	PLN	45	EUR	10	11	—	MSC
11/15/23	Buy	PLN	45	EUR	10	—	(14)	MSC
11/15/23	Buy	PLN	408	EUR	90	1,488	—	MSC

						$75,586	$(6,450)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
GS	$716,830	$—
MSC	555,362	—

Total	$1,272,192	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Short-Term Investment
Affiliated Mutual Fund	$32,039,611	$—	$—

Other Financial Instruments*
Assets
Futures Contracts	$131,891	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	402,867	—
OTC Cross Currency Exchange Contracts	—	75,586	—

Total	$131,891	$478,453	$—

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund    37

Schedule of Investments  (continued)

as of October 31, 2023

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities
Futures Contracts	$(137,534)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(255,943)	—
OTC Cross Currency Exchange Contracts	—	(6,450)	—

Total	$(137,534)	$(262,393)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2023 were as follows:

Affiliated Mutual Fund	79.1%
Other assets in excess of liabilities	20.9

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk, foreign exchange risk and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker-variation margin futures	$47,910	*	Due from/to broker-variation margin futures	$31,390	*
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	75,586		Unrealized depreciation on OTC cross currency exchange contracts	6,450
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	402,867		Unrealized depreciation on OTC forward foreign currency exchange contracts	255,943

See Notes to Financial Statements.

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Due from/to broker-variation margin futures	$83,981	*	Due from/to broker-variation margin futures	$106,144	*

		$610,344			$399,927

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Equity contracts	$(2,281,745)	$—	$2,217
Foreign exchange contracts	—	164,664	—
Interest rate contracts	(2,091,005)	—	—

Total	$(4,372,750)	$164,664	$2,217

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Forward & Cross Currency Exchange Contracts

Equity contracts	$49,191	$—
Foreign exchange contracts	—	356,789
Interest rate contracts	(4,051)	—

Total	$45,140	$356,789

For the year ended October 31, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Futures Contracts - Long Positions (1)	$63,298,992
Futures Contracts - Short Positions (1)	45,068,906
Forward Foreign Currency Exchange Contracts - Purchased (2)	31,159,443
Forward Foreign Currency Exchange Contracts - Sold (2)	37,920,229
Cross Currency Exchange Contracts (3)	5,869,945

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund    39

Schedule of Investments  (continued)

as of October 31, 2023

Derivative Contract Type	Average Volume of Derivative Activities*
Total Return Swap Agreements (1)	$ 21,473

*	Average volume is based on average quarter end balances as noted for the year ended October 31, 2023.
(1)	Notional Amount in USD.
(2)	Value at Settlement Date.
(3)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

MSC	$478,453	$(262,393)	$216,060	$—	$216,060

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Statement of Assets and Liabilities

as of October 31, 2023

Assets

Affiliated investments (cost $32,039,611)	$32,039,611
Foreign currency, at value (cost $982)	982
Deposit with prime broker for futures and OTC forward foreign currency exchange contracts	7,029,596
Deposit with broker for centrally cleared/exchange-traded derivatives	1,272,192
Unrealized appreciation on OTC forward foreign currency exchange contracts	402,867
Due from broker—variation margin futures	141,743
Unrealized appreciation on OTC cross currency exchange contracts	75,586
Receivable for Fund shares sold	45
Prepaid expenses and other assets	29,163

Total Assets	40,991,785

Liabilities

Unrealized depreciation on OTC forward foreign currency exchange contracts	255,943
Due to broker—variation margin futures	66,562
Audit fee payable	56,180
Accrued expenses and other liabilities	23,288
Payable for Fund shares purchased	23,187
Management fee payable	13,708
Unrealized depreciation on OTC cross currency exchange contracts	6,450
Professional fees payable	5,877
Custodian and accounting fee payable	5,800
Fund data services payable	4,417
Shareholders’ reports fee payable	3,170
Transfer agent fee payable	1,609
Trustees’ fees payable	878
Affiliated transfer agent fee payable	400
Commitment fee payable	263
Distribution fee payable	123

Total Liabilities	467,855

Net Assets	$40,523,930

Net assets were comprised of:
Shares of beneficial interest, at par	$4,225
Paid-in capital in excess of par	43,533,043
Total distributable earnings (loss)	(3,013,338)

Net assets, October 31, 2023	$40,523,930

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund    41

Statement of Assets and Liabilities

as of October 31, 2023

Class A

Net asset value and redemption price per share,
($361,263 ÷ 37,716 shares of beneficial interest issued and outstanding)	$9.58
Maximum sales charge (5.50% of offering price)	0.56

Maximum offering price to public	$10.14

Class C

Net asset value, offering price and redemption price per share,
($54,229 ÷ 5,697 shares of beneficial interest issued and outstanding)	$9.52

Class Z

Net asset value, offering price and redemption price per share,
($8,379,987 ÷ 873,069 shares of beneficial interest issued and outstanding)	$9.60

Class R6

Net asset value, offering price and redemption price per share,
($31,728,451 ÷ 3,308,974 shares of beneficial interest issued and outstanding)	$9.59

See Notes to Financial Statements.

Statement of Operations

Year Ended October 31, 2023

Net Investment Income (Loss)

Income
Affiliated dividend income	$1,135,192
Unaffiliated dividend income	576,369
Interest income	26,196

Total income	1,737,757

Expenses
Management fee	470,620
Distribution fee(a)	2,291
Audit fee	56,180
Professional fees	43,531
Registration fees(a)	38,202
Custodian and accounting fees	32,700
Transfer agent’s fees and expenses (including affiliated expense of $2,524)(a)	22,202
Shareholders’ reports	19,546
Trustees’ fees	10,128
SEC registration fees	1,584
Miscellaneous	32,159

Total expenses	729,143
Less: Fee waiver and/or expense reimbursement(a)	(222,950)

Net expenses	506,193

Net investment income (loss)	1,231,564

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Futures transactions	(4,372,750)
Forward and cross currency contract transactions	164,664
Swap agreement transactions	2,217
Foreign currency transactions	(228,719)

(4,434,588)

Net change in unrealized appreciation (depreciation) on:
Futures	45,140
Forward and cross currency contracts	356,789
Foreign currencies	18,090

420,019

Net gain (loss) on investment and foreign currency transactions	(4,014,569)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(2,783,005)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	1,595	696	—	—
Registration fees	10,076	7,451	15,214	5,461
Transfer agent’s fees and expenses	2,066	392	19,588	156
Fee waiver and/or expense reimbursement	(14,044)	(8,069)	(71,689)	(129,148)

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund    43

Statements of Changes in Net Assets

	Year Ended October 31,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,231,564	$(111,355)
Net realized gain (loss) on investment and foreign currency transactions	(4,434,588)	3,764,402
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	420,019	(405,801)

Net increase (decrease) in net assets resulting from operations	(2,783,005)	3,247,246

Dividends and Distributions
Distributions from distributable earnings
Class A	(56,624)	(318)
Class C	(3,429)	(268)
Class Z	(997,317)	(684)
Class R6	(2,267,142)	(835,628)

	(3,324,512)	(836,898)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	9,184,564	17,749,558
Net asset value of shares issued in reinvestment of dividends and distributions	3,324,469	836,898
Cost of shares purchased	(15,355,248)	(2,226,114)

Net increase (decrease) in net assets from Fund share transactions	(2,846,215)	16,360,342

Total increase (decrease)	(8,953,732)	18,770,690

Net Assets:

Beginning of year	49,477,662	30,706,972

End of year	$40,523,930	$49,477,662

See Notes to Financial Statements.

Financial Highlights

Class A Shares
	Year Ended October 31,				September 28, 2021(a) through October 31,
	2023		2022		2021

Per Share Operating Performance(b):

Net Asset Value, Beginning of Period	$10.90		$10.22		$10.00

Income (loss) from investment operations:

Net investment income (loss)	0.24		0.01	(c)	(0.01)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.87)		0.94		0.23

Total from investment operations	(0.63)		0.95		0.22

Less Dividends and Distributions:

Dividends from net investment income	(0.27)		(0.05)		-

Distributions from net realized gains	(0.42)		(0.22)		-

Total dividends and distributions	(0.69)		(0.27)		-

Net asset value, end of period	$9.58		$10.90		$10.22

Total Return(d):	(6.20)%		9.64%		2.20%

Ratios/Supplemental Data:

Net assets, end of period (000)	$361		$788		$11

Average net assets (000)	$638		$231		$10

Ratios to average net assets(e):

Expenses after waivers and/or expense reimbursement	1.41	%(f)	1.45	%(g)	1.40	%(h)

Expenses before waivers and/or expense reimbursement	3.61%		13.76%		200.29	%(h)

Net investment income (loss)	2.35%		0.10%		(1.32	)%(h)

Portfolio turnover rate(i)	0%		0%		0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.
(g)	Includes derivatives broker fees of 0.05% for the year ended October 31, 2022.
(h)	Annualized, with the exception of certain non-recurring expenses.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund    45

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,				September 28, 2021(a) through October 31,
	2023		2022		2021

Per Share Operating Performance(b):

Net Asset Value, Beginning of Period	$10.82		$10.21		$10.00

Income (loss) from investment operations:

Net investment income (loss)	0.17		(0.10)		(0.02)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.88)		0.98		0.23

Total from investment operations	(0.71)		0.88		0.21

Less Dividends and Distributions:

Dividends from net investment income	(0.17)		(0.05)		-

Distributions from net realized gains	(0.42)		(0.22)		-

Total dividends and distributions	(0.59)		(0.27)		-

Net asset value, end of period	$9.52		$10.82		$10.21

Total Return(c):	(6.93)%		8.88%		2.10%

Ratios/Supplemental Data:

Net assets, end of period (000)	$54		$63		$10

Average net assets (000)	$70		$18		$10

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	2.16	%(e)	2.20	%(f)	2.15	%(g)

Expenses before waivers and/or expense reimbursement	13.76%		133.01%		197.54	%(g)

Net investment income (loss)	1.72%		(0.92)%		(2.07	)%(g)

Portfolio turnover rate(h)	0%		0%		0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.
(f)	Includes derivatives broker fees of 0.05% for the year ended October 31, 2022.
(g)	Annualized, with the exception of certain non-recurring expenses.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class Z Shares
	Year Ended October 31,				September 28, 2021(a) through October 31,
	2023		2022		2021

Per Share Operating Performance(b):

Net Asset Value, Beginning of Period	$10.93		$10.22		$10.00

Income (loss) from investment operations:

Net investment income (loss)	0.27		0.05	(c)	(0.01)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.89)		0.94		0.23

Total from investment operations	(0.62)		0.99		0.22

Less Dividends and Distributions:

Dividends from net investment income	(0.29)		(0.06)		-

Distributions from net realized gains	(0.42)		(0.22)		-

Total dividends and distributions	(0.71)		(0.28)		-

Net asset value, end of period	$9.60		$10.93		$10.22

Total Return(d):	(6.06)%		9.97%		2.20%

Ratios/Supplemental Data:

Net assets, end of period (000)	$8,380		$14,883		$10

Average net assets (000)	$11,585		$2,763		$10

Ratios to average net assets(e):

Expenses after waivers and/or expense reimbursement	1.16	%(f)	1.20	%(g)	1.15	%(h)

Expenses before waivers and/or expense reimbursement	1.78%		3.00%		212.41	%(h)

Net investment income (loss)	2.69%		0.49%		(1.07	)%(h)

Portfolio turnover rate(i)	0%		0%		0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.
(g)	Includes derivatives broker fees of 0.05% for the year ended October 31, 2022.
(h)	Annualized, with the exception of certain non-recurring expenses.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Wadhwani Systematic Absolute Return Fund    47

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,				September 28, 2021(a) through October 31,
	2023		2022		2021

Per Share Operating Performance(b):

Net Asset Value, Beginning of Period	$10.93		$10.22		$10.00

Income (loss) from investment operations:

Net investment income (loss)	0.28		(0.04)		(0.01)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.89)		1.03		0.23

Total from investment operations	(0.61)		0.99		0.22

Less Dividends and Distributions:

Dividends from net investment income	(0.31)		(0.06)		-

Distributions from net realized gains	(0.42)		(0.22)		-

Total dividends and distributions	(0.73)		(0.28)		-

Net asset value, end of period	$9.59		$10.93		$10.22

Total Return(c):	(5.93)%		9.99%		2.20%

Ratios/Supplemental Data:

Net assets, end of period (000)	$31,728		$33,743		$30,675

Average net assets (000)	$32,529		$31,689		$30,276

Ratios to average net assets(d):

Expenses after waivers and/or expense reimbursement	1.11	%(e)	1.16	%(f)	1.10	%(g)

Expenses before waivers and/or expense reimbursement	1.51%		1.81%		1.84	%(g)

Net investment income (loss)	2.78%		(0.39)%		(1.02	)%(g)

Portfolio turnover rate(h)	0%		0%		0%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Includes certain non-recurring expenses of 0.01% which are being excluded from the Fund’s contractual waiver for the year ended October 31, 2023.
(f)	Includes derivatives broker fees of 0.06% for the year ended October 31, 2022.
(g)	Annualized, with the exception of certain non-recurring expenses.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 3 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Wadhwani Systematic Absolute Return Fund (the “Fund”), a series of the RIC. The Fund is classified as a non-diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek long-term risk adjusted total return.

The Fund is subject to compliance with applicable regulations governing commodity pools including Commodity Futures Trading Commission (“CFTC”) rules.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

PGIM Wadhwani Systematic Absolute Return Fund    49

Notes to Financial Statements (continued)

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

PGIM Wadhwani Systematic Absolute Return Fund    51

Notes to Financial Statements (continued)

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to gain exposure to equities and fixed income. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such

PGIM Wadhwani Systematic Absolute Return Fund    53

Notes to Financial Statements (continued)

mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Wadhwani Systematic Absolute Return Fund    55

Notes to Financial Statements (continued)

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM Wadhwani LLP (“PGIM Wadhwani” or the “subadviser”). The Manager pays for the services of the subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
1.05% of the average daily net assets of the Fund up to and including $1 billion;	1.05%
1.03% of the average daily net assets of the Fund from $1 billion up to and including $3 billion;
1.01% of the average daily net assets of the Fund from $3 billion up to and including $5 billion;
1.00% of the average daily net assets of the Fund from $5 billion up to and including $10 billion; and
0.99% of average daily net assets of the Fund over $10 billion.

The Manager has contractually agreed, through February 28, 2025, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	1.40%
C	2.15
Z	1.15
R6	1.10

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee
A	0.25%	0.25%
C	1.00	1.00
Z	N/A	N/A
R6	N/A	N/A

For the year ended October 31, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$252	$ —
C	—	170

PGIM Investments, PGIM Wadhwani and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PGIM Wadhwani Systematic Absolute Return Fund    57

Notes to Financial Statements (continued)

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

There were no purchases or sales of portfolio securities, other than short-term investments, for the year ended October 31, 2023.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Fund:

PGIM Core Government Money Market Fund(1)(wb)
$—	$49,055,230	$17,015,619	$—	$—	$32,039,611	32,039,611	$1,135,192

(1)	The Fund did not have any capital gain distributions during the reporting period.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$2,175,749	$1,148,763	$—	$3,324,512

For the year ended October 31, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$498,976	$337,922	$—	$836,898

For the year ended October 31, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$740,560	$—

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$32,189,410	$108,353	$(47,735)	$60,618

The differences between GAAP and tax basis were primarily attributable to deferred losses on wash sales and mark-to-market of futures and forwards contracts.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of October 31, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized
$3,795,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the three fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.

PGIM Wadhwani Systematic Absolute Return Fund    59

Notes to Financial Statements (continued)

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The RIC has authorized an unlimited number of shares of beneficial interest at $0.001 par value per share, currently divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	1,097	2.9%
C	1,087	19.1
Z	9,567	1.1
R6	3,308,974	100.0

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	1	78.3%
Unaffiliated	1	16.9

Transactions in shares of beneficial interest were as follows:

Share Class	Shares	Amount

Class A
Year ended October 31, 2023:
Shares sold	83,221	$860,549
Shares issued in reinvestment of dividends and distributions	5,557	56,624
Shares purchased	(123,365)	(1,234,531)
Net increase (decrease) in shares outstanding before conversion	(34,587)	(317,358)
Shares issued upon conversion from other share class(es)	44	432
Net increase (decrease) in shares outstanding	(34,543)	$(316,926)

Year ended October 31, 2022:
Shares sold	152,753	$1,636,453
Shares issued in reinvestment of dividends and distributions	32	318
Shares purchased	(81,625)	(868,587)
Net increase (decrease) in shares outstanding before conversion	71,160	768,184
Shares issued upon conversion from other share class(es)	1	14
Net increase (decrease) in shares outstanding	71,161	$768,198

Class C
Year ended October 31, 2023:
Shares sold	3,350	$34,000
Shares issued in reinvestment of dividends and distributions	336	3,429
Shares purchased	(3,765)	(36,445)
Net increase (decrease) in shares outstanding before conversion	(79)	984
Shares purchased upon conversion into other share class(es)	(44)	(432)
Net increase (decrease) in shares outstanding	(123)	$552

Year ended October 31, 2022:
Shares sold	4,794	$51,349
Shares issued in reinvestment of dividends and distributions	27	268
Net increase (decrease) in shares outstanding before conversion	4,821	51,617
Shares purchased upon conversion into other share class(es)	(1)	(14)
Net increase (decrease) in shares outstanding	4,820	$51,603

Class Z
Year ended October 31, 2023:
Shares sold	799,697	$8,290,015
Shares issued in reinvestment of dividends and distributions	97,868	997,274
Shares purchased	(1,386,805)	(14,084,272)
Net increase (decrease) in shares outstanding	(489,240)	$(4,796,983)

PGIM Wadhwani Systematic Absolute Return Fund    61

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended October 31, 2022:
Shares sold	1,485,697	$16,061,756
Shares issued in reinvestment of dividends and distributions	70	684
Shares purchased	(124,458)	(1,357,527)
Net increase (decrease) in shares outstanding	1,361,309	$14,704,913

Class R6
Year ended October 31, 2023:
Shares issued in reinvestment of dividends and distributions	222,706	$2,267,142
Net increase (decrease) in shares outstanding	222,706	$2,267,142

Year ended October 31, 2022:
Shares issued in reinvestment of dividends and distributions	85,268	$835,628
Net increase (decrease) in shares outstanding	85,268	$835,628

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$1,200,000,000	$1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2023.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Cash Management and Defensive Investing Risk: The value of the investments held by the Fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Fund holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash. If the Fund holds cash uninvested, the Fund will not earn income on the cash. If a significant amount of the Fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.

Commodity Regulatory Risk: The Fund is deemed a “commodity pool” and the manager is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The manager, directly or through its affiliates, is therefore subject to dual regulation by the Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission (the “CFTC”). The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time.

Credit Risk/Counterparty Risk: The ability, or perceived ability, of the issuer or guarantor of a debt security, or the counterparty (the party on the other side of the transaction) to a derivatives contract or other financial contract to meet its financial obligations will affect the value of the security or derivative. Counterparty and credit risk are especially important in the context of privately negotiated instruments. The Fund expects to enter into certain privately negotiated agreements where the counterparty assumes the physical settlement obligations of the Fund under such transactions. Under this type of arrangement, there is a risk that the relevant counterparty or intermediary would, due to insolvency or other reasons, be unable to or fail to assume the physical settlement obligations of the Fund, in which case the Fund could be required to sell portfolio instruments at unfavorable times or prices or could have insufficient assets to satisfy its physical settlement obligations.

Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by the Fund, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of Fund assets allocated to lower-rated securities generally will increase the credit risk to which the Fund is subject. Not all securities in which the Fund invests are rated. The lower the credit quality of a bond, the more sensitive it is to credit risk.

PGIM Wadhwani Systematic Absolute Return Fund    63

Notes to Financial Statements (continued)

Currency Risk: A substantial portion of assets of the Fund may be invested in non-US currencies or in securities that trade in, and receive revenues in, non-US currencies or in derivatives that provide exposure to non-US currencies. Such investments are subject to the risk that the value of a particular currency will change in relation to the US dollar or other currencies in a manner that is not anticipated or does not correspond accurately to changes in the value of the Fund’s holdings and may result in Fund losses. Among the factors that may affect currency values are trade balances, levels of short term interest rates, differences in relative values of similar assets in different currencies, long term opportunities for investment and capital appreciation, central bank policy, and political developments. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates may be volatile. Certain currency transactions are also subject to counterparty risk.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Exchange Traded Fund (“ETF”) Risk: The price movement of an ETF may not track the underlying index or basket of securities and may result in a loss. Investments in ETFs entail duplicate management fees, and the Fund will bear its proportionate share of the other expenses of the ETFs in which it invests. In addition, ETFs that invest in commodities may be, or may become subject to CFTC trading regulations that limit the amount of commodity contracts an ETF may hold. Such regulations could hurt the market value of an ETF’s shares. In addition, some commodity ETFs invest in commodity futures that can lose money even when commodity prices are rising.

PGIM Wadhwani Systematic Absolute Return Fund    65

Notes to Financial Statements (continued)

Europe Recent Events Risk: A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and beyond Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom (“UK”) has formally withdrawn from the European Union (“EU”) and one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The UK and EU reached an agreement effective January 1, 2021 on the terms of their future trading relationship relating to the trading of goods, however, this does not cover financial services. The Fund may face risks associated with the potential uncertainty and consequences of the new relationship between the UK and EU, including volatility in exchange and interest rates and politically divergent national laws and regulations. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and relative liquidity of the Fund’s investments. The occurrence of terrorist incidents throughout Europe could also impact financial markets.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Futures and Forward Contracts Risk: The primary risks associated with the use of futures or forward contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures or forward contract; (b) possible lack of a liquid secondary market for a futures or forward contract and the resulting inability to close a futures or forward contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the failure to predict correctly the direction of securities or commodities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty to the futures or forward contract will default in the performance of its obligations. Additionally, not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its

PGIM Wadhwani Systematic Absolute Return Fund    67

Notes to Financial Statements (continued)

affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Leverage Risk: Certain transactions in which the Fund may engage may give rise to leverage. The use of leverage exaggerates the effect of any increase or decrease in the value of the Fund’s holdings, and makes any change in the Fund’s net asset value (“NAV”) greater than it would be without the use of leverage. This could result in increased volatility of investment return. There is a possibility that segregation involving a large percentage of the assets of the Fund could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations or that the Fund may be required to dispose of some of its investments at unfavorable prices or times.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Markets are volatile and the prices of the Fund’s investments may decline generally. Instruments held by the Fund may fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the instruments owned by the Fund fall, the value of your investment in the Fund will decline.

Model Design Risk: The subadviser uses certain quantitative models or algorithms to help guide its investment decisions. The design of the underlying models or algorithms may be flawed or incomplete. Additionally, the quantitative techniques that underlie the subadviser’s portfolio construction processes may fail to fully anticipate important risks. When a model or algorithms used in managing the Fund contains an error, or is incorrect or incomplete, any decision made in reliance on the model or algorithm may not produce the desired results and the Fund may realize losses. There is no guarantee that a quantitative model or algorithm used by the subadviser, and the investments selected based on the model or algorithm, will perform as expected or produce the desired results.

Model Implementation Risk: While the subadviser strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide the subadviser’s quantitative investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

Money Market Instruments Risk: The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of those instruments. If a significant amount of the Fund’s assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective.

New Fund Risk: The Fund recently commenced operations. As a new and relatively small fund, the Fund’s performance may not represent how the Fund is expected to or may perform in the long term if it becomes larger and after it has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new and smaller funds. New and smaller funds may also require a period of time before they are invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, either of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for all shareholders. Such a liquidation could result in transaction costs and have negative tax consequences for shareholders.

PGIM Wadhwani Systematic Absolute Return Fund    69

Notes to Financial Statements (continued)

Non-Diversified Investment Company Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Short Position Risk: The Fund’s short sales of a security or short positions in derivative instruments are subject to special risks. If the price of the security or derivative increases, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Also, there is the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Sovereign Debt Risk: The Fund may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

Swaps Risk: Swap agreements involve the risk that the party with which the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. Government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

PGIM Wadhwani Systematic Absolute Return Fund    71

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 3 and Shareholders of PGIM Wadhwani Systematic Absolute Return Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Wadhwani Systematic Absolute Return Fund (one of the funds constituting Prudential Investment Portfolios 3, referred to hereafter as the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statements of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2023 and for the period September 28, 2021 (commencement of operations) through October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the two years in the period ended October 31, 2023 and for the period September 28, 2021 (commencement of operations) through October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 18, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2023, the Fund reports the maximum amount allowed per share but not less than $0.25 for Class A, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

In January 2024 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2023.

PGIM Wadhwani Systematic Absolute Return Fund    73

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 100

Chief Executive Officer and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 101

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (September 2008-August 2023).	Since July 2008

PGIM Wadhwani Systematic Absolute Return Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 98

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 101

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 101

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 98

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 101

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Wadhwani Systematic Absolute Return Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 101

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 101

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since December 2023) of the PGIM Credit Income Fund; President and PEO (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 101

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since December 2023) of the PGIM Credit Income Fund; Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Wadhwani Systematic Absolute Return Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since December 2023) of the PGIM Credit Income Fund; Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); Chief Compliance Officer (since December 2023) of the PGIM Credit Income Fund; formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since December 2023) of the PGIM Credit Income Fund; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

George Hoyt 1965 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since September 2023); formerly Associate General Counsel of Franklin Templeton and Secretary and Chief Legal Officer of certain funds in the Franklin Templeton complex (2020- 2023) and Managing Director (2016-2020) and Associate General Counsel for Legg Mason, Inc. and its predecessors (2004-2020).	Since December 2023

Devan Goolsby 1991 Assistant Secretary	Vice President and Corporate Counsel of Prudential (since May 2023); formerly Associate at Eversheds Sutherland (US) LLP (2021-2023); Compliance Officer at Bloomberg LP (2019-2021); and an Examiner at the Financial Industry Regulatory Authority (2015-2019).	Since December 2023

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since December 2023) of the PGIM Credit Income Fund; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

PGIM Wadhwani Systematic Absolute Return Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer (since December 2023) of the PGIM Credit Income Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since December 2023) of the PGIM Credit Income Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008-2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019-December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018-October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006-2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

PGIM Wadhwani Systematic Absolute Return Fund

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM Credit Income Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Wadhwani Systematic Absolute Return Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Wadhwani LLP (“PGIM Wadhwani”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM Wadhwani. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

1PGIM Wadhwani Systematic Absolute Return Fund is a series of Prudential Investment Portfolios 3.

PGIM Wadhwani Systematic Absolute Return Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and PGIM Wadhwani,which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Wadhwani. The Board noted that PGIM Wadhwani is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Wadhwani, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Wadhwani, and also considered the qualifications, backgrounds and responsibilities of the PGIM Wadhwani’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Wadhwani’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and PGIM Wadhwani. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”)as to PGIM Investments and PGIM Wadhwani.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Wadhwani, and that there was a reasonable

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basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Wadhwani under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2022 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and PGIM Wadhwani

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Wadhwani and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible

PGIM Wadhwani Systematic Absolute Return Fund

Approval of Advisory Agreements (continued)

benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Wadhwani included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Wadhwani were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the year ended December 31, 2022. The Board considered that the Fund commenced operations on September 28, 2021 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to evaluate performance, and the Peer Group, which was used to evaluate fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Net Performance	1 Year	3 Years	5 Years	10 Years

	1st Quartile	N/A	N/A	N/A

Actual Management Fees: 1st Quartile

Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period.

•	The Board considered that the Fund commenced operations on September 28, 2021 and that longer-term performance was not yet available.

•

The Board and PGIM Investments agreed to a contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 1.40% for Class A shares, 2.15% for Class C shares, 1.15% for Class Z shares, and 1.10% for Class R6 shares through February 29, 2024.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Wadhwani Systematic Absolute Return Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE

655 Broad Street	(800) 225-1852	pgim.com/investments

Newark, NJ 07102

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • George Hoyt, Assistant Secretary • Devan Goolsby, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Wadhwani LLP	5 Upper St. Martin’s Lane Orion House, 9th Floor London WC2H 9EA

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Wadhwani Systematic Absolute Return Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM WADHWANI SYSTEMATIC ABSOLUTE RETURN FUND

SHARE CLASS	A	C	Z	R6

NASDAQ	PGAEX	PGAFX	PGAGX	PGAHX

CUSIP	74440K512	74440K496	74440K488	74440K470

MF245E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2023 and October 31, 2022, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $111,300 and $167,400 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2023 and October 31, 2022: none.

(c) Tax Fees

For the fiscal years ended October 31, 2023 and October 31, 2022: none.

(d) All Other Fees

For the fiscal years ended October 31, 2023 and October 31, 2022: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended October 31, 2023	Fiscal Year Ended October 31, 2022
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2023 and October 31, 2022 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 3

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 18, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 18, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	December 18, 2023